As filed with the Securities and Exchange Commission on October 2, 2009
Registration Nos. 33-78944
and 811-8512

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 30	☑
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
AMENDMENT NO. 32
PREMIER VIT
(formerly PIMCO Advisors VIT)
(Exact Name of Registrant as Specified in Charter)
1345 Avenue of the Americas, New York, NY 10105
(Address of Principal Executive Offices)
(888) 852-3922
(Registrant’s Telephone Number)
Thomas J. Fuccillo, Esq.
c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105-4800
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☑	immediately upon filing pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on { } pursuant to paragraph (b)

☐	on { } pursuant to paragraph (a)(1)

☐	on { } pursuant to paragraph (a)(2) of Rule 485
The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

This Post-Effective Amendment No. 30 to the Registration Statement of Premier VIT (the “Trust”) is being filed solely for purposes of registering a new class of shares, Class II, for two existing series of the Trust (NACM Small Cap Portfolio and NFJ Dividend Value Portfolio) and to make related changes.

PREMIER VIT
Prospectus dated October 5, 2009
Share Classes I and II
PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolios (the “Portfolios”):
OpCap Managed Portfolio (“Managed Portfolio”)
OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)
NACM Small Cap Portfolio (“Small Cap Portfolio”)
NFJ Dividend Value Portfolio (“Dividend Value Portfolio”)
Class I shares of each Portfolio and Class II shares of the Small Cap and Dividend Value Portfolios are offered in this Prospectus. Shares of the Portfolios are sold only to separate accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.
This Prospectus contains information you should know before investing, including information concerning risks. It should be read in conjunction with the prospectus of the insurance company separate account it accompanies. Please read both before you invest and keep them for future reference.
The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY
Investment Goals

Managed Portfolio	Growth of capital over time
Mid Cap Portfolio	Long term capital appreciation
Small Cap Portfolio	Capital appreciation
Dividend Value Portfolio	Income and long term growth of capital
Principal Investment Strategies
•	The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the sub-adviser’s judgment.

•	The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.

•	The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks from a universe of companies with small market capitalizations and listed on U.S. exchanges, generally corresponding to the capitalization range of the Russell 2000 Index as measured at the time of purchase (between $16 million and $2.7 billion as of August 31, 2009).

•	The Dividend Value Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting primarily of income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Portfolio may also invest a portion of its assets in non-U.S. securities (either directly, through American Depositary Receipts (ADRs), or otherwise) including emerging market securities.
Investment Philosophy
Allianz Global Investors Fund Management LLC (“Allianz Global” or the “Adviser”) is the investment adviser to all of the Portfolios. Allianz Global has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Mid Cap Portfolio and a portion of the assets of the Managed Portfolio; Pacific Investment Management Company LLC (“PIMCO”) as sub-adviser for a portion of the assets of the Managed Portfolio; Nicholas-Applegate Capital Management LLC (“NACM”) as sub-adviser to the Small Cap Portfolio; and NFJ Investment Group LLC (“NFJ”) as sub-adviser to the Dividend Value Portfolio. Oppenheimer Capital, PIMCO, NACM and NFJ are referred to collectively as the “Sub-Advisers.”
Oppenheimer Capital acts as sub-adviser for the Mid Cap Portfolio and a portion of the Managed Portfolio. For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.
When selecting equity securities, Oppenheimer Capital believes there are two major components of value:
•	A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow (cash that remains after a company spends what is needed to sustain its industrial position) as a primary determinant of a company’s potential to add economic value.

•	Price — Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:
•	Financial statements

•	Market share analysis

•	Unit volume growth

•	Barriers to entry

•	Pricing policies

•	Management record
Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:
•	Substantial and growing discretionary cash flow

•	Strong shareholder value-oriented management

•	Valuable consumer or commercial franchises

•	High returns on capital

•	Favorable price to intrinsic value relationship
In selecting debt securities, Oppenheimer Capital analyzes yield relationships between different sectors and among securities along the yield curve. Oppenheimer Capital seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, Oppenheimer Capital supplements its traditional credit analysis with an evaluation of an issuer’s asset values.
There can be no assurance that Oppenheimer Capital will achieve its goals.
PIMCO acts as sub-adviser for a portion of the Managed Portfolio. In selecting debt securities, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.
There can be no assurance that PIMCO will achieve its goals.
NACM acts as the sub-adviser for the Small Cap Portfolio. NACM uses a quantitative process to make individual security selection decisions and to integrate those decisions. The portfolio managers seek to position the Small Cap Portfolio’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Small Cap Portfolio’s benchmark over time. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of changes such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of NACM, companies with upward earnings revisions and those reporting upward earnings revisions and those reporting earnings above expectations will outperform the market. When determining whether positive change is sustainable over the long term, NACM analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once NACM has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. NACM considers whether to sell a particular security when any of these factors materially changes.
There can be no assurance that NACM will achieve its goals.
NFJ acts as the sub-adviser for the Dividend Value Portfolio. NFJ uses a value investing style focusing on companies whose stocks NFJ believes have low valuations. NFJ uses quantitative factors to screen the Portfolio’s initial selection universe. To further narrow the universe, NFJ analyzes factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates), and fundamental changes. NFJ also classifies the Portfolio’s selection universe by industry and then identifies what NFJ believes to be undervalued stocks in each industry to determine potential holdings for the Portfolio representing a broad range of industry groups. In addition, a portion of the stocks selected for the Portfolio are identified primarily on the basis of their dividend yields. NFJ still further narrows the universe through a combination of qualitative analysis and fundamental research.
There can be no assurance that NFJ will achieve its goals.
Principal Risks
Each of the Portfolios is subject to the following principal risks:
•	Market Risk — Factors affecting the wider security markets also affect the value of portfolio holdings.

•	Issuer Risk — Factors specific to the issuers of individual securities affect the value of portfolio holdings.

•	Equity Securities Risk — The value of equity securities varies in response to actual or perceived changes in a company’s financial condition or prospects.

•	Liquidity Risk — The lack of an active market for investments may cause delay in disposition and/or force a sale below fair value.

•	Leveraging Risk — Instruments and transactions that constitute leverage also magnify gains or losses and increase volatility.

•	Derivatives Risk — Derivative instruments are subject to risks that are different from, and potentially greater than, the assets that underlie them, in part as a result of the complexity and limited liquidity associated with such instruments.

•	Credit Risk — An issuer of portfolio securities or a derivatives counterparty may default on obligations.

•	Management Risk — The decisions and techniques of portfolio managers may not have the intended result.

•	Turnover Risk — Asset turnover increases trading expenses.
The Mid Cap Portfolio, Managed Portfolio and Dividend Value Portfolio are also subject to the following principal risks:
•	Non-U.S. Investment Risk — Non-U.S. securities markets may be smaller, less liquid, less transparent and/or subject to less oversight than U.S. markets.

•	Currency Risk — Fluctuations in exchange rates may affect the value of portfolio securities denominated in foreign currencies.
The Mid Cap Portfolio and Small Cap Portfolio are also subject to the following principal risks:

•	Smaller Company Risk — Securities issued by smaller companies may be more volatile and present increased liquidity risk.

•	Initial Public Offering Risk — Companies offered in IPOs are typically smaller and lack operating history/experience.
The Managed Portfolio and Dividend Value Portfolio are also subject to the following principal risk:
•	Emerging Markets Risk — Emerging markets are generally less developed and subject to increased volatility and less liquidity.
The Managed Portfolio is also subject to the following principal risks:
•	High Yield Risk — Issuers of high yield securities are likely to have lower credit ratings and pose an especially high risk of default.

•	Asset Allocation Risk — Portfolio manager determinations about the risk or profitability of different asset classes may be wrong.

•	Fixed Income Risk — Fixed income securities may fall in value as interest rates increase and are also subject to credit risk.

•	Mortgage Risk — Mortgage-backed and other asset-backed securities are subject to increased volatility in rising interest rate environments and to the risk of early prepayment in periods of falling interest rates.

•	Municipal Bond Risk — The ability or willingness of an issuer to make payments could be affected by litigation, legislation or other political events.

•	Convertible Securities Risk — The value of a convertible security is subject to risk factors affecting both fixed income and equity securities.
The Mid Cap Portfolio is also subject to the following principal risk:
•	REIT Risk — REIT securities are subject to risks affecting the profitability of owning or operating real estate properties.
The principal risks associated with individual Portfolios are described further below under “Principal Investment Strategies” and “Summary of Principal Risks.” It is possible to lose money on an investment in a Portfolio.
Bar Chart & Performance Table
The bar charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio. The bar charts, the highest and lowest quarter returns and the more recent return information show performance of the Portfolios’ Class I shares. Class II performance would be lower than that of the Class I shares because of the lower expenses paid by Class I shares. Class II shares were not outstanding during the periods shown. Prior to September 10, 2008, the Small Cap Portfolio had a different sub-adviser (Oppenheimer Capital) and different principal investment strategies and would not necessarily have achieved the results shown below under its current sub-advisory arrangements.
The Portfolios’ past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios’ performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

During the periods shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was -24.17% (for the quarter ended 12/31/08).
For the more recent period 1/1/09 to 6/30/09, the Portfolio’s return was 9.78%.
During the periods shown in the bar chart, the highest quarterly return was 22.56% (for the quarter ended 6/30/03) and the lowest quarterly return was -26.92% (for the quarter ended 12/31/08).
For the more recent period 1/1/09 to 6/30/09, the Portfolio’s return was -5.09%.

During the periods shown in the bar chart, the highest quarterly return was 11.90% (for the quarter ended 6/30/03) and the lowest quarterly return was -14.18% (for the quarter ended 12/31/08).
For the more recent period 1/1/09 to 6/30/09, the Portfolio’s return was 6.23%.
During the periods shown in the bar chart, the highest quarterly return was 8.02% (for the quarter ended 12/31/04) and the lowest quarterly return was -21.55% (for the quarter ended 12/31/08).
For the more recent period 1/1/09 to 6/30/09, the Portfolio’s return was -9.47%.

The following table shows the average annual returns for Class I and Class II shares, as applicable, of the Dividend Value, Managed, Mid Cap and Small Cap Portfolios. For all periods shown (each of which is prior to the inception of each applicable Portfolio’s Class II shares), the Class II performance in the Average Annual Total Returns table reflects the performance of the Portfolio’s Class I shares (which class adopted the “Class I” designation in connection with the offering of Class II shares), as adjusted to reflect the distribution and/or servicing (12b-1) fees to be paid by Class II shares. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.
Average Annual Total Returns for the periods ended December 31, 2008

			10 Years/
	1 Year	5 Years	since inception

Dividend Value Portfolio
Class I	-35.40%	0.90%	4.03%*
Class II	-35.56%	0.64%	3.77%*
Russell 1000 Value Index(1)	-36.85%	-0.79%	2.08%*

Managed Portfolio
Class I	-28.69%	-1.29%	0.38%
S&P 500 Index(1)	-37.00%	-2.19%	-1.38%

Mid Cap Portfolio
Class I	-41.67%	-0.39%	7.00%
S&P 400 Mid Cap Index(1)	-36.23%	-0.08%	4.46%

Small Cap Portfolio
Class I	-41.63%	-2.99%	3.95%
Class II	-41.78%	-3.23%	3.69%
Russell 2000 Index(1)	-33.79%	-0.93%	3.02%

*	since Portfolio inception: 7/1/03

(1)	Index returns reflect reinvestment of dividends on securities included in the index.

Fees & Expenses
The following tables describe the fees and expenses associated with buying and holding Class I or Class II shares of a Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

						Total
						Annual
			Distribution			Portfolio	Fees and	Net Portfolio
		Management	and/or Service	Other		Operating	Expenses Waived	Operating
Portfolio	Class	Fee	(12b-1) Fees(1)	Expenses		Expenses	or Reimbursed(2)	Expenses(3)

Dividend Value	I	0.80%	None	1.31%		2.11%	1.09%	1.02%
Dividend Value	II	0.80%	0.25%	1.31	%(4)	2.36%	1.09%	1.27%
Managed	I	0.80%	None	0.22%		1.02%	0.02%	1.00%
Mid Cap	I	0.80%	None	0.18%		0.98%	0.00%	0.98%
Small Cap	I	0.80%	None	0.20%		1.00%	0.00%*	1.00%
Small Cap	II	0.80%	0.25%	0.20	%(4)	1.25%	0.00%*	1.25%

*	Amount is less than 0.005%.

(1)	The Fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the Fund’s Class II shares and the services provided by financial intermediaries, as described further under “Investing in the Fund—Distribution and Service Fees.” Due to the 12b-1 distribution fee imposed on Class II shares, Class II shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(2)	As part of its investment advisory arrangements with the Fund, Allianz Global has contractually agreed to waive fees or otherwise reimburse Fund expenses to the extent total annual portfolio operating expenses of each Portfolio would exceed 1.00%, net of any expenses offset by earnings credits from the custodian bank and, with respect to Class II shares, excluding any distribution and/or service fees under Rule 12b-1, of the Portfolios’ average daily net assets. Therefore, with respect to Class II shares of the Small Cap and Dividend Value Portfolios which pay distribution and/or service fees of 0.25%, the effective expense limit is 1.25%. The expense waiver arrangement shall remain in place for so long as the Fund’s investment advisory agreement, in its current form, remains in force.

(3)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

(4)	Because Class II shares have no operating history, “Other Expenses” for Class II shares represent estimates for the coming fiscal year.

The Examples are intended to help you compare the cost of investing in Class I and/or Class II shares, as applicable, of a Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years

Dividend Value
Class I	$104	$325	$563	$1,248
Class II	$129	$403	$697	$1,534
Managed
Class I	$102	$318	$552	$1,225
Mid Cap
Class I	$100	$312	$542	$1,201
Small Cap
Class I	$102	$318	$552	$1,225
Class II	$127	$397	$686	$1,511

PRINCIPAL INVESTMENT STRATEGIES
Mid Cap Portfolio

Q	What is the Portfolio’s investment objective?

A	Long term capital appreciation.

Q	What is the Portfolio’s investment program?

A	Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over-the-counter market. The Portfolio may purchase non-U.S. securities that are listed on a U.S. or non-U.S. exchange or traded in the U.S. or non-U.S. over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed. The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”). The Portfolio may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Q	What are the potential rewards of investing in the Portfolio?

A	Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are typically less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result, for example, from regional or product line expansion or sale of the company.

Q	What are the risks of investing in the Portfolio?

A	Among the principal risks of investing in the Portfolios are Market Risk, Issuer Risk, Equity Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Derivatives Risk, Credit Risk, Initial Public Offering (IPO) Risk, REIT Risk, Turnover Risk, Management Risk, Non-U.S. Investment Risk and Currency Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Small Cap Portfolio

Q	What is the Portfolio’s investment objective?

A	Capital appreciation through a diversified portfolio consisting primarily of securities of smaller market capitalization companies at the time of purchase.

Q	What is the Portfolio’s investment program?

A	Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks from a universe of companies with small market capitalizations and listed on U.S. exchanges, generally corresponding to the capitalization range of the Russell 2000 Index (between $16 million and $2.7 billion as of August 31, 2009) as measured at the time of purchase. NACM uses a quantitative process to make individual security selection decisions and to integrate those decisions. The portfolio managers seek to position the Portfolio’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Portfolio’s benchmark over time. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed. The Portfolio may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Q	What are the potential rewards of investing in the Portfolio?

A	Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies may come, e.g., from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are generally followed by fewer analysts than are large and mid cap companies. If additional analysts were to initiate coverage on a particular small cap stock, investor demand for the stock may increase, which could result in capital appreciation.

Q	What are the risks of investing in the Portfolio?

A	Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Equity Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Derivatives Risk, Credit Risk, Initial Public Offering (IPO) Risk, Turnover Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.
Managed Portfolio

Q	What is the Portfolio’s investment objective?

A	Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital’s and PIMCO’s assessments of the relative outlook for such investments.

Q	What is the Portfolio’s investment program?

A	The Portfolio seeks to meet its objective by investing in common stocks, bonds, derivative instruments and cash equivalents in varying percentages based on Oppenheimer Capital’s and PIMCO’s view of relative values. The Portfolio may purchase securities listed on U.S. or non-U.S. securities exchanges or traded in the U.S. or non-U.S. over-the-counter markets. These securities may involve exposure to developed or emerging market countries. The Portfolio may purchase securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; so-called “junk bonds” or high-yield securities; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities (collectively, “Fixed Income Instruments”), and derivatives (for example, futures, options, swaps and swaptions) based on Fixed Income Instruments. With respect to the Fixed Income Instruments held by the Portfolio, up to 30% of the portion advised by PIMCO may be invested in securities denominated in currencies other than the U.S. dollar. This limitation does not apply to U.S. dollar-denominated securities of non U.S. issuers. The foreign currency exposure of the PIMCO-advised portion of the Portfolio is limited to 10% of these assets, and includes direct holdings in foreign currency and any unhedged positions in securities denominated in currencies other than the U.S. dollar. In addition, the Portfolio may also invest up to 10% of the portion advised by PIMCO in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds (“RIBs”). See description of municipal bonds and RIBs in “Summary of Principal Risks” herein. The Portfolio can invest all of its assets in debt securities, but will only do so if in the judgment of Oppenheimer Capital equity securities are not an attractive investment. In the event debt securities held by the Portfolio are converted to or exchanged for equity securities, the Portfolio may continue to hold such equity securities.

Q	What are the potential rewards of investing in the Portfolio?

A	The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long-term growth of capital.

Q	What are the risks of investing in the Portfolio?

A	Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Equity Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk, Derivatives Risk, Emerging Markets Risk, Fixed Income Risk, Mortgage Risk, Municipal Bond Risk, Currency Risk, Management Risk, Convertible Securities Risk, Turnover Risk and Non-U.S. Investment Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.
Dividend Value Portfolio

Q	What is the Portfolio’s investment objective?

A	The Portfolio seeks income as a primary objective and, as a secondary objective, long-term growth of capital.

Q	What is the Portfolio’s investment program?

A	Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio invests a significant portion of its assets in income-producing common stocks of companies with market capitalizations of more than $2 billion as measured at the time of investment. The Portfolio may purchase securities listed on U.S. or non-U.S. securities exchanges or traded in U.S. or non-U.S. over-the-counter markets, including emerging markets. The Portfolio may achieve exposure to non-U.S. securities directly, through American Depository Receipts (ADRs) or otherwise. The Portfolio may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Q	What are the potential rewards of investing in the Portfolio?

A	Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets. While there is no guarantee against loss of value, investments in dividend-paying securities are sometimes considered to offer stability during periods of market turbulence.

Q	What are the risks of investing in the Portfolio?

A	Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Equity Securities Risk, Liquidity Risk, Leveraging Risk, Derivatives Risk, Credit Risk, Management Risk, Non-U.S. Investment Risk, Emerging Markets Risk, Turnover Risk and Currency Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS
The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the Principal Investment Strategies and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by each Portfolio can change over time. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in each of the Portfolios.
Asset Allocation Risk Certain Portfolios invest in a mix of equity and fixed income securities. Each such Portfolio’s investment performance depends upon how its assets are primarily allocated and reallocated among particular asset classes according to each Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Sub-Adviser will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the assets in which each Portfolio invests. The Sub-Adviser attempts to identify asset classes and sub-classes that will provide consistent, quality performance for each Portfolio, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on asset classes that perform poorly or underperform other available Portfolio investments under various market conditions. You could lose money on your investment in the Portfolio as a result of these allocation decisions.
Convertible Securities Risk Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to fixed income risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income instruments of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may decrease the Portfolio’s return.
Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Credit Risk All of the Portfolios are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security (including a security purchased with securities lending cash collateral, if a Portfolio engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings provided by rating agencies such as Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”).
Currency Risk Portfolios that invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.
Derivatives Risk Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios’ use of derivatives is discussed in more detail in the Statement of Additional Information. The Portfolios may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Portfolios may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and the use of certain derivatives may subject a Portfolio to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Portfolio writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Portfolio otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Portfolio’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.
Emerging Markets Risk A Portfolio that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” in this section. Non-U.S. investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed in this section under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Portfolios may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.
Equity Securities Risk Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Portfolio invests in equity-related instruments it will also be subject to this risk.
The Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.
Fixed Income Risk All of the Portfolios that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Portfolio’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.
“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, a Portfolio with a longer average portfolio duration of its fixed income component will generally be more sensitive to changes in interest rates than a Portfolio with shorter average portfolio duration of its fixed income component. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some Portfolio securities (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).
A Portfolio may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).
A Portfolio may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the U.S. Treasury, others may be guaranteed only by the relevant enterprise or agency and therefore may be riskier than securities guaranteed by the U.S. Treasury.
High Yield Risk High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are fixed income instruments rated lower than Baa by Moody’s or BBB by S&P or Fitch or unrated securities determined to be of comparable quality. A Portfolio that invests in high yield securities may be subject to greater levels of credit and liquidity risk than a Portfolio that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Portfolio’s ability to sell them (liquidity risk). If an issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment.
Initial Public Offering Risk The Portfolios may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
Issuer Risk The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Leveraging Risk Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent a Portfolio borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio’s investment returns, resulting in greater losses.
Liquidity Risk All of the Portfolios are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling such illiquid securities at an advantageous time or price, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risk Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and/or the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.
Market Risk The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. To the extent a Portfolio invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Portfolio is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.
Mortgage Risk A Portfolio that invests in a variety of mortgage-related and/or other asset-backed securities is subject to certain additional risks. Generally, rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Municipal Bond Risk Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the PIMCO-advised portion of Managed Portfolio may invest include municipal lease obligations. The Managed Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds. The PIMCO-advised portion of Managed Portfolio may invest up to 10% in residual interest bonds (“RIBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Non-U.S. Investment Risk A Portfolio that invests in non-U.S. securities may experience more rapid and extreme changes in value than Portfolios that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Portfolio’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in non-U.S. securities. To the extent that a Portfolio invests a significant portion of its assets in a particular currency or geographic area, the Portfolio will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Portfolio’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S.
To the extent a Portfolio may invest in non-U.S. securities, it may do so through American Depository Receipts (ADRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs are considered by the Portfolios to be types of equity securities.
REIT Risk To the extent that a Portfolio invests in real estate investment trusts (REITs), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and in the credit markets. To the extent a Portfolio invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. A Portfolio’s investments in REITs could cause the Portfolio to recognize income in excess of cash received from those securities and, as a result, the Portfolio may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.
Smaller Company Risk The general risks associated with investing in equity securities, as well as liquidity risk, are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.
Turnover Risk A change in the securities held by a Portfolio is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect a Portfolio’s performance.

INVESTMENT POLICIES

Q	Can a Portfolio change its investment objective and investment policies?

A	Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

Q	Can the Portfolios use derivative instruments?

A	Yes. Each of the Portfolios may purchase and sell derivative instruments, including:
•	futures contracts

•	options, including options on futures, securities, indices, currencies and swaps

•	forwards, including forward foreign currency contracts

•	covered and uncovered calls and puts

•	swaps and swaptions
The Portfolios may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Managed Portfolio may use derivative instruments to reduce exposure to other risks and also to achieve its investment objectives. The Portfolios also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Do the Portfolios expect to engage in short-term trading?

A	The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights tables in this Prospectus show the turnover rates during prior fiscal years for the Portfolios.

Q	Can the Portfolios vary from their investment goals?

A	Under unusual market conditions or, for certain Portfolios, when a Portfolio’s sub-advisor believes market or economic conditions are adverse, it may invest upto 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT
Allianz Global
The Board of Trustees of the Fund has hired Allianz Global to serve as investment adviser of the Fund.
Allianz Global is located at 1345 Avenue of the Americas, New York, NY, 10105. Allianz Global was organized in 2000 and serves as investment adviser and administrator to registered investment companies. Allianz Global is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”) which, together with its subsidiaries, had approximately $938.2 billion in assets under management as of August 31, 2009. Prior to January 16, 2009, OpCap Advisors LLC (“OpCap Advisors”) served as investment adviser to the Portfolios.
Allianz Global conducts the business affairs of the Fund. Oppenheimer Capital, NACM, NFJ and PIMCO, which are investment management affiliates of Allianz Global, are responsible for the day-to-day management of the Fund’s Portfolios.
Each Portfolio pays Allianz Global a fee in return for providing or arranging for the provision of investment advisory services. In the case of the Mid Cap Portfolio and a portion of the assets of the Managed Portfolio, Allianz Global (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. In the case of the Dividend Value Portfolio, Allianz Global pays a portion of the advisory fees it receives to NFJ in return for its services. In the case of the Small Cap Portfolio, Allianz Global pays a portion of the advisory fees it receives to NACM in return for its services. Allianz Global also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for a portion of the assets of the Managed Portfolio. The Fund pays Allianz Global at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to each Portfolio. OpCap Advisors (which served as investment adviser until January 16, 2009) received the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2008:

Dividend Value Portfolio	0.80	%*
Managed Portfolio	0.80	%*
Mid Cap Portfolio	0.80	%*
Small Cap Portfolio	0.80	%*

*	Pursuant to the Investment Advisory Agreement, Allianz Global (and, prior to Allianz Global’s appointment as investment adviser, OpCap Advisors) has agreed to waive fees or otherwise reimburse Fund expenses to the extent total operating expenses of each Portfolio would exceed 1.00% net of any expenses offset by earnings credits from the custodian bank and, with respect to Class II shares, excluding any distribution and/or service fees under Rule 12b-1, of daily net assets. Therefore, with respect to Class II shares of the Small Cap and Dividend Value Portfolios which pay distribution and/or service fees of 0.25%, the effective expense limit is 1.25%. This limitation on annual portfolio operating expenses cannot be terminated by Allianz Global. This expense waiver arrangement does not have a stated termination date separate from the term of the Fund’s investment advisory agreement. Following the fee waivers, OpCap Advisors received 0.80%, 0.78% and 0.00% as a percentage of average daily net assets for the Small Cap, Managed and Dividend Value Portfolios, respectively for the fiscal year ended December 31, 2008. OpCap Advisors did not reimburse any expenses for the Mid Cap Portfolio during that period.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global and the Fund and the portfolio management agreements between Allianz Global and each respective Sub-Adviser is available in the Fund’s annual report to shareholders dated December 31, 2008.
Oppenheimer Capital
Founded in 1969, Oppenheimer Capital had approximately $8.0 billion of assets under management as of August 31, 2009. Oppenheimer Capital manages assets for many of America’s largest corporations,

public funds, insurance companies, union funds and endowments. Its principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.
NACM
Founded in 1984, NACM had more than $9.5 billion in assets under management as of August 31, 2009. NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. NACM has its principal offices at 600 West Broadway, San Diego, California 94111.
NFJ
Founded in 1989, NFJ had approximately $28.8 billion of assets under management (including discretionary and non-discretionary accounts) as of August 31, 2009. NFJ provides advisory services to mutual funds, institutional accounts and non-discretionary advisory services to managed account programs. NFJ has its principal offices at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.
PIMCO
Founded in 1971, PIMCO had approximately $870.2 billion of assets under management as of August 31, 2009. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and throughout the world. PIMCO has its principal offices at 840 Newport Center Drive, Newport Beach, California 92660.
Individual Portfolio Managers
Oppenheimer Capital
The following individuals of Oppenheimer Capital share primary responsibility for managing the noted Portfolios.
Jeffrey Parker, Managing Director and Head of Oppenheimer Capital’s Small/Mid Cap Growth Team, is the portfolio manager of the Mid Cap Portfolio. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital in 1999, he was an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. Mr. Parker was a Senior Consultant with Andersen Consulting, specializing in health care and technology, from 1991 to 1994. Mr. Parker holds a BBA from the University of Miami, an MBA from Vanderbilt University and is a CFA charterholder.
Robert K. Urquhart, Managing Director and senior portfolio manager/analyst for Oppenheimer Capital’s Large Cap Growth and Strategic Equity Strategies, is the co-portfolio manager of the Managed Portfolio, focusing on the equity portion of that Portfolio. Mr. Urquhart joined Oppenheimer Capital in 1999, and has over 28 years of experience in portfolio management. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.
NACM
The individuals at NACM listed below share primary responsibility for the day-to-day management of the Small Cap Portfolio.
Mark Roemer is a Senior Vice President at NACM. He joined the firm in 2001 and is a member of the Global Systematic Small to Mid Cap Team. He was previously principal and U.S. equity product manager with Barclays Global Investors. He was a client relationship officer with BGI after having begun his career with Kleinwort Benson Investment Management of London. He earned his master’s degree in finance from the London Business School, as well as an M.S. from Stanford University in their joint master’s program between the College of Engineering and Stanford Business School. He earned his B.S. from Virginia Tech. He has thirteen years of relevant experience.
Christoph Hinkelmann, Ph.D., is a Vice President at NACM. He joined the firm in 2006 and is a member of the Global Systematic Small to Mid Cap Team. Prior to joining Nicholas-Applegate, he was an Assistant Professor of Finance at Auburn University for five years, twice receiving the Finance Department’s Outstanding Teacher Award; he was also a visiting assistant professor at Texas A&M University, and provided research for the Federal Reserve Board of Governors. He received an award in 2005 from the Midwest Finance Association for Outstanding Paper in Derivatives. He earned his Ph.D. in finance, with a minor in accounting, from the University of Rochester, and a B.A. in mathematics and economics with High Distinction from the University of Virginia. He has eleven years of relevant experience.
Carma Wallace, CFA, is a Vice President at NACM. She is a member of the Global Systematic Small to Mid Cap Team. She joined the firm in 1999, and transitioned to the Systematic team in 2003. Prior to joining Nicholas-Applegate, she was a research analyst with FinEcon and a valuation economist with Thefeld, Finch & Abrams, CPAs. She earned her M.S. and B.S. from the University of California, Davis. She has twelve years of relevant experience.
X. Frank Zhang is a Vice President at NACM. He joined the firm in 2008 and is a member of the Global Systematic Small to Mid Cap Team. Prior to joining Nicholas-Applegate, Frank was an assistant professor of accounting at the Yale University School of Management since 2005. Prior to this, he was a research and teaching assistant at The University of Chicago, Graduate School of Business since 2000, and an associate in the accounting department for the Bank of China. He has written articles for publication in The Accounting Review, Journal of Accounting Research, Contemporary Accounting Research, and the Journal of Finance. He earned his Ph.D. and M.B.A. from The University of Chicago, Graduate School of Business; M.S. from Peking University, Guanghua School of Management; and B.S. from Nankai University. He has ten years of relevant experience.
NFJ
Each NFJ Investment Group investment strategy is supported by a team of investment professionals. Every core team consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ Investment Group in that investment strategy) rests with the designated team leader. The core team members, who are primarily responsible for the NFJ Dividend Value Portfolio’s day-to-day management, are listed below:
Burns McKinney, CFA — Principal. Mr. McKinney is a core member of the Dividend Value investment strategy and lead portfolio manager of the Dividend Value Portfolio. He joined NFJ Investment Group in 2006 and prior to that was an equity analyst at Evergreen Investments and investment banking analyst at Alex. Brown. He has approximately 12 years’ experience in equity research, financial analysis and investment banking. He received his BA in Economics from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003.
Jeffrey S. Partenheimer, CFA, CPA — Managing Director. Mr. Partenheimer is a core team member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. He has approximately 24 years of experience in financial analysis, portfolio management and large corporate finance. He received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.
Benno J. Fischer, CFA — Managing Director. A founding partner of NFJ Investment Group, Mr. Fischer is the team leader of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. He has approximately 43 years of experience in portfolio management, investment analysis and research. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.
Paul A. Magnuson — Managing Director. Mr. Magnuson is a Portfolio Manager of NFJ Investment Group. He is a core member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. He has approximately 23 years of experience in equity analysis and portfolio management. He received his BBA degree in finance from the University of Nebraska in 1984.

Thomas W. Oliver, CPA — Principal. Mr. Oliver is a core member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. He joined NFJ Investment Group in 2005 and prior to that was a manager of corporate reporting at Perot Systems, and an auditor at Deloitte & Touche. He has approximately 13 years of experience in accounting, reporting, and financial analysis. He received his BBA and MBA degrees from the University of Texas in 1995 and 2005, respectively.
PIMCO
William H. Gross, Managing Director, Portfolio Manager and Chief Investment Officer of PIMCO, was a founding partner of that firm in 1971. Mr. Gross has had responsibility for the day-to-day management of the fixed income portion of the Managed Portfolio since its inception. Mr. Gross has over 35 years of investment experience and is the author of Bill Gross on Investing. He holds the Chartered Financial Analyst designation. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolios.
Distributor
The Fund’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of Allianz Global. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”).
Regulatory and Litigation Matters
In September 2004, Allianz Global, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Fund and advised by Allianz Global. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Portfolios. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.
Since February 2004, AGI, Allianz Global, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolios. However, Allianz Global, the Sub-Advisers and AGID believe that these matters are not likely to have a material adverse effect on the Portfolios or on Allianz Global’s, the Sub-Advisers’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolios.
The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Portfolios or on the ability of Allianz Global, the Sub-Advisers or AGID to perform their respective contracts with respect to the Portfolios.
SHARE PRICE
The net asset value per share (“NAV”) of each class of shares of a Portfolio is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Portfolio shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.
For purposes of calculating NAV, the Portfolios’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Determination of Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Portfolios’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.
The Portfolios may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Portfolios may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Portfolios are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Portfolios’ use of fair value pricing may help deter “stale price arbitrage.” as discussed below under “Market Timing Policy.”
For purposes of calculating NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Portfolios or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Portfolio’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.
DIVIDENDS, DISTRIBUTIONS AND TAXES
This summary of some important U.S. federal income tax considerations generally applicable to investments in the Portfolios generally discusses distributions to the Portfolios’ shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. An investment in the Portfolios may have other tax implications. For information concerning the U.S. federal income tax consequences of holding variable annuity and variable life insurance contracts, such contract holders should consult the prospectus for that particular separate account. Such contract holders should also see the Statement of Additional Information for further discussion of the U.S. federal income tax treatment of the Portfolios and their shareholders. Such contract holders should consult their tax advisors for more information on their own tax situation in regards of U.S. federal, state, local or non-U.S. taxes.
Each Portfolio has elected and intends to qualify and to be eligible to be treated each year as a “regulated investment company” for U.S. federal income tax purposes. If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on income and gains from investments that are distributed in a timely manner to the separate accounts and other shareholders.
Each Portfolio intends to meet its distribution requirement by distributing at least annually any net investment income and any net realized capital gains, and then to reinvest those distributions in additional shares of such Portfolio on behalf of the separate accounts and other shareholders. Generally, holders of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts that are reinvested on behalf of the owner. However, some distributions from such contracts may remain subject to taxation.
In order for holders of variable annuity and variable life insurance contracts to benefit from the favorable tax treatment available to them under U.S. federal income tax, each of the separate accounts dedicated to serving such contracts and each fund in which such separate accounts invest intends to meet certain diversification requirements set forth in the Internal Revenue Code of 1986, as amended (the “Code”). If a Portfolio fails to meet such requirements for any taxable year, all income and gains inside the contracts will generally be taxable currently at ordinary rates to such contract holders. In addition, if the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable annuity or variable life insurance contracts, the advantageous tax treatment provided in respect to such insurance company separate accounts under the Code will no longer be available.
The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, and funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.
INVESTING IN THE FUND
An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolios are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolios.
The Fund offers investors Class I shares of each Portfolio. The Fund also offers Class II shares of the Dividend Value and Small Cap Portfolios in this Prospectus. Class I and Class II shares are the underlying investment vehicles for variable annuity and insurance contracts with differing fee arrangements, and both classes are not simultaneously offered as investment options for the same annuity or insurance program. The Fund does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Class I or Class II shares.
Class II shares are generally subject to a higher level of operating expenses than Class I shares due to the additional distribution and service fees paid by Class II shares as described below. Therefore, Class I shares will generally pay higher dividends and have a more favorable investment return than Class II shares, not taking into account variable contract fees and expenses charged by insurance companies that sponsor separate accounts that invest in the Portfolios.
Under certain circumstances, the Fund and the Portfolios reserve the right to:
•	suspend the offering of Portfolio shares

•	reject any exchange or investment order

•	satisfy an order to sell Portfolio shares with securities rather than cash, for certain very large orders

•	change, suspend or revoke the exchange privilege

•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC
Distribution and Servicing Fees
The Fund has adopted a Distribution and Servicing Plan (the “Plan”) for the Class II shares of the Portfolios pursuant to Rule 12b-1 under the 1940 Act. The Plan permits payments to insurance company sponsors and other financial intermediaries as compensation for services rendered or expenses borne in connection with the distribution and marketing of Class II shares or the provision of certain shareholder services to Class II shareholders. The services that may be provided under the Plan include, among other things, printing and mailing of prospectuses, supplements and shareholder reports for prospective investors; developing, printing and mailing advertisements, sales literature and other promotion materials describing or relating to the Portfolios; training sales personnel and conducting seminars and sales meetings designed to promote the distribution of Class II shares of the Portfolios; obtaining information and providing explanations to wholesale and retail distributors of variable insurance contracts regarding the investment objectives and policies and other information about the Portfolios, including performance of the Portfolios; providing compensation or reimbursement to the insurance companies that sponsor separate accounts that invest in Class II shares of the Portfolios (the “Insurance Company Sponsors”) whose contracts through which Class II shares of the Portfolios are available through such separate accounts (“Contracts”) use a Portfolio as an investment vehicle; compensating financial intermediaries for services performed and expenses incurred in connection with the sale of Class II shares of the Portfolios; teleservicing support in connection with Class II shares of the Portfolios; recordkeeping services; provision of support services, including providing information about the Fund and the Portfolios and answering questions concerning the Fund and the Portfolios, including questions respecting investors’ interests in the Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders for Class II shares of the Portfolios; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Fund may reasonably request to the extent permitted to do so under applicable statutes, rules or regulations. The Plan also permits payment for services and related expenses in connection with the administration of plans or programs that use Class II shares of the Portfolios as their funding medium.
The Plan permits the Portfolios to make total payments for distribution and servicing at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to its Class II shares. Payments are accrued daily and paid periodically. Payments under the Plan may be made directly by the Portfolios, or indirectly through AGID. Because these fees are paid out of the Portfolios’ Class II assets on an ongoing basis, over time they will increase the cost of an investment in Class II shares, and Plan fees may cost an investor more than other types of sales charges.
Administrative Service Fees Paid to Insurance Company Sponsors
In addition to the payments described above, Allianz Global may make certain administrative services payments (the “Administrative Payments”) to Insurance Company Sponsors. The Administrative Payments are made from Allianz Global’s own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, Allianz Global considers various factors, including, but not limited to, services required by a Portfolio and Allianz Global’s ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the Contracts. The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in a Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectuses, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of a Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers of funds available under a Contract. Neither the Fund nor Allianz Global ordinarily has direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before making any investment decisions.
MARKET TIMING POLICY
Frequent, short term trading in shares of a Portfolio could be harmful to that Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of a Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolios or their shareholders. Each Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolios and accounts under common ownership or control.

As mandated by the Investment Company Act of 1940, as amended (the “1940 Act”), the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolios pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.
The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within a Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of a Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of a Portfolio’s securities. See “Share Price” above for more information.
Although the Fund and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Fund will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated in all instances. By their nature, insurance company variable accounts, in which purchase and sales of Portfolio shares by multiple contract holders are aggregated for submission to a Portfolio on a net basis, conceal the identity of the individual contract holders from the Portfolio. This makes it more difficult for a Portfolio to identify short-term transactions in the Portfolio. Although the Fund and its service providers may seek to review trading activity at the variable account level in order to identify abusive trading practices with respect to a Portfolio, there can be no assurance of success in this regard in all instances.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ securities, together with additional information about portfolio holdings disclosure, is available in the Fund’s Statement of Additional Information. In addition, the Adviser will post each Portfolio’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Portfolio’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.
ADDITIONAL INFORMATION ON INVESTMENT CRITERIA AND POLICIES
Unless otherwise stated, all market capitalization criteria and percentage limitations on Portfolio investments listed in this Prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Portfolios’ investments refer to total assets. Unless otherwise stated, if a Portfolio is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Portfolio may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help a shareholder understand the Portfolios’ financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor in Class I shares would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Class II shares were not outstanding during the periods shown, and the performance below differs from that which would have been achieved by Class II shares of the Portfolios because of higher fees and expenses associated with Class II shares. The audited information in the financial highlights tables below has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request. The unaudited information in the tables below has been derived from the Fund’s semi-annual report to shareholders, which is also incorporated by reference in the Fund’s Statement of Additional Information and is available upon request.

Premier VIT
OpCap Managed Portfolio — Class I
FINANCIAL HIGHLIGHTS
For a share of beneficial Interest outstanding throughout each period

	Six months ended
	June 30,		Year ended December 31,
	2009 (unaudited)		2008		2007	2006	2005	2004
Net asset value, beginning of period	$24.46		$38.62		$41.48	$43.08	$42.73	$39.13

Investment Operations:
Net investment income	0.33		0.81		0.73	0.81	0.65	0.48
Net realized and change in unrealized gain on investments options written, swaps, futures and foreign currency transactions	1.18		(10.99)		0.48	2.96	1.55	3.70

Total from investment operations	1.51		(10.18)		1.21	3.77	2.20	4.18

Dividends and Distributions to Shareholders from:
Net investment income	(0.64)		(1.05)		(0.93)	(0.75)	(0.50)	(0.58)
Net realized gains	—		(2.93)		(3.14)	(4.62)	(1.35)	—

Total dividends and distributions to shareholders	(0.64)		(3.98)		(4.07)	(5.37)	(1.85)	(0.58)

Net asset value, end of period	$25.33		$24.46		$38.62	$41.48	$43.08	$42.73

Total Return (1)	6.23%		(28.69)%		2.76%	9.65%	5.28%	10.77%
Ratios/Supplemental data:
Net assets end of period (000’s)	$114,199		$118,732		$207,490	$258,188	$329,661	$381,054
Ratio of expenses to average net assets (2)	1.00	%(3)(4)	1.00	%(3)	0.95%	0.95%	0.91%	0.92%
Ratio of net investment income to average net assets	2.23	%(3)(4)	2.16	%(3)	1.46%	1.75%	1.41%	1.09%
Portfolio Turnover	138%		200%		159%	151%	171%	111%

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(K) in Notes to Financial Statements).

(3)	During the periods indicated above, the Investment Manager waived a portion of its fees. If such waivers had not been in effect, the ratio of expenses to average net assets and ratio of net investment income to average net assets would have been 1.34% (annualized) and 1.89% (annualized), respectively, for the six months ended June 30, 2009, and 1.02% and 2.14%, respectively, for the year ended December 31, 2008.

(4)	Annualized

Premier VIT
OpCap Mid Cap Portfolio — Class I
FINANCIAL HIGHLIGHTS
For a share of beneficial Interest outstanding throughout each period:

	Six months ended
	June 30,		Year ended December 31,
	2009 (unaudited)		2008	2007	2006		2005		2004
Net asset value, beginning of period	$8.66		$16.21	$15.58	$15.93		$14.29		$14.27

Investment Operations:
Net investment income (loss)	0.08		0.04	0.08	0.03		(0.05)		(0.07)
Net realized and change in unrealized gain on investments and foreign currency transactions	0.77		(6.24)	1.06	1.89		2.29		2.78

Total from investment operations	0.85		(6.20)	1.14	1.92		2.24		2.71

Dividends and Distributions to Shareholders from:
Net investment income	(0.07)		(0.05)	(0.03)	—		—		(0.02)
Net realized gains	—		(1.30)	(0.48)	(2.27)		(0.60)		(2.67)

Total dividends and distributions to shareholders	(0.07)		(1.35)	(0.51)	(2.27)		(0.60)		(2.69)

Net asset value, end of period	$9.44		$8.66	$16.21	$15.58		$15.93		$14.29

Total Return (1)	9.78%		(41.67)%	7.23%	13.06%		16.18%		19.34%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$50,280		$55,169	$80,184	$69,146		$9,949		$9,861
Ratio of expenses to average net assets (2)	1.00	%(3)(4)	0.98%	0.99%	1.01	%(3)	1.07	%(3)	1.03	%(3)
Ratio of net investment income to average net assets	1.21	%(3)(4)	0.47%	0.46%	0.31	%(3)	(0.32	)%(3)	(0.47	)%(3)
Portfolio Turnover	64%		182%	140%	100%		66%		60%

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See l(J) in Notes to Financial Statements).

(3)	During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.37% (annualized) and 0.84% (annualized), respectively, for the six months ended June 30, 2009; 1.03% and 0.29%, respectively, for the year ended December 31, 2006; 1.54% and (0.79)%, respectively for the year ended December 31, 2005; and 1.30% and (0.74)%, respectively for the year ended December 31, 2004.

(4)	Annualized.

Premier VIT
NACM Small Cap Portfolio — Class I
FINANCIAL HIGHLIGHTS
For a share of beneficial Interest outstanding throughout each period:

	Six months ended
	June 30,
	2009		Year ended December 31,
	(unaudited)		2008		2007	2006	2005	2004
Net asset value, beginning of period	$13.41		$29.19		$36.74	$31.28	$36.15	$30.68

Investment Operations:
Net investment income (loss)	0.02		(0.00	)*	0.05	(0.03)	(0.12)	(0.11)
Net realized and change in unrealized gain (loss) on investments	(0.70)		(10.10)		0.74	7.36	(0.13)	5.59

Total from investment operations	(0.68)		(10.10)		0.79	7.33	(0.25)	5.48

Dividends and Distributions to Shareholders from:
Net investment income	(0.01)		—		—	—	—	(0.01)
Net realized gains	—		(5.68)		(8.34)	(1.87)	(4.62)	—

Total dividends and distributions to shareholders	(0.01)		(5.68)		(8.34)	(1.87)	(4.62)	(0.01)

Net asset value, end of period	$12.72		$13.41		$29.19	$36.74	$31.28	$36.15

Total Return (1)	(5.09)%		(41.63)%		0.58%	24.08%	0.06%	17.88%
Ratios/Supplemental data:
Net assets end of period (000’s)	$60,771		$68,457		$140,004	$175,201	$190,145	$275,319
Ratio of expenses to average net assets (2)	1.00	%(3)(4)	1.00	%(3)	0.95%	0.93%	0.92%	0.91%
Ratio of net investment income (loss) to average net assets	0.31	%(3)(4)	(0.02	)%(3)	0.15%	(0.06)%	(0.32)%	(0.30)%
Portfolio Turnover	107%		173%		69%	99%	94%	102%

*	Less than 0.005

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(H) in Notes to Financial Statements).

(3)	During the fiscal periods indicated above, the Investment Adviser waived a portion of its fees and assumed a portion of the Portfolio’s expenses. If such waiver and assumption had not been in effect, the ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.54% (annualized) and (0.23)% (annualized), respectively, for the six months ended June 30, 2009, and 1.00% and (0.02)%, respectively, for the year ended December 31, 2008.

(4)	Annualized.

Premier VIT
NFJ Dividend Value Portfolio — Class I
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

	Six months ended
	June 30,
	2009		Year ended December 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.10		$12.92	$13.93	$12.28	$12.37	$11.68

Investment Operations:
Net investment income	0.14		0.25	0.25	0.31	0.32	0.29
Net realized and change in unrealized gain (loss) on investments	(0.91)		(4.83)	(0.12)	2.68	1.16	1.39

Total from investment operations	(0.77)		(4.58)	0.13	2.99	1.48	1.68

Dividends and Distributions to Shareholders from:
Net investment income	(0.00	)*	(0.24)	(0.25)	(0.32)	(0.33)	(0.30)
Net realized gains	—		—	(0.89)	(1.02)	(1.24)	(0.69)

Total dividends and distributions to shareholders	(0.00	)*	(0.24)	(1.14)	(1.34)	(1.57)	(0.99)

Net asset value, end of period	$7.33		$8.10	$12.92	$13.93	$12.28	$12.37

Total Return (1)	(9.47)%		(35.40)%	0.81%	24.72%	12.28%	14.65%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$5,165		$4,775	$3,275	$1,908	$1,531	$1,363
Ratio of expenses to average net assets (2)(3)	1.00	%(4)	1.02%	1.04%	1.13%	1.06%	1.02%
Ratio of net investment income to average net assets (3)	4.57	%(4)	3.30%	2.36%	2.31%	2.51%	2.44%
Portfolio Turnover	58%		38%	42%	31%	35%	41%

*	Less than $0.005 per share.

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial Statements).

(3)	During the fiscal periods indicated above, the Investment Adviser waived all of its fee and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.25% (annualized) and 3.32% (annualized), respectively, for the six months ended June 30, 2009, 2.11% and 2.21% respectively, for the year ended December 31, 2008, 2.90% and 0.49% respectively, for the year ended December 31, 2007; 2.16% and 1.28%, respectively, for the year ended December 31, 2006; 2.81% and 0.76%, respectively, for the year ended December 31, 2005; 3.01% and 0.45%, respectively, for the year ended December 31, 2004.

(4)	Annualized.

For investors who want more information about the Portfolios, the following documents are available free upon request:
Annual/Semi-annual Reports: Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In each Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.
The SAI and the Portfolios’ annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolios’ annual and semi-annual reports and information on the Portfolios’ portfolio holdings also are available at www.allianzinvestors.com.
You can review and copy the Portfolios’ shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:
•	After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102. Telephone: 1-202-551-8090

•	Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.
File # 811-08512
Premier VIT
OpCap Managed Portfolio
OpCap Mid Cap Portfolio
NACM Small Cap Portfolio
NFJ Dividend Value Portfolio

Statement of Additional Information
Premier VIT
OpCap Managed Portfolio (“Managed Portfolio”)
OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)
NACM Small Cap Portfolio (“Small Cap Portfolio”)
NFJ Dividend Value Portfolio (“Dividend Value Portfolio”)
1345 Avenue of the Americas
New York, NY 10105-4800
          This Statement of Additional Information (the “Additional Statement” or “SAI”) is not a prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 2009 (the “Prospectus”) of Premier VIT (the “Fund”). Contract owners can obtain copies of the Prospectus by written request to the life insurance company who issued the Contract at the address specified in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.
          The Fund’s most recent Annual and Semi-Annual Reports to shareholders, and the financial statements appearing in the Annual and Semi-Annual Reports, are incorporated by reference into this Statement of Additional Information. A copy of the Annual and Semi-Annual Reports may be obtained free of charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.
The date of this Statement of Additional Information is October 5, 2009.

INVESTMENT OF ASSETS
          In addition to the principal investment strategies and the principal risks of the Portfolios described in the Prospectus, each Portfolio may employ other investment practices and may be subject to additional risks that are described below. Because the following is a combined description of investment strategies and risks for all the Portfolios, certain strategies and/or risks described below may not apply to particular Portfolios. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Portfolio may engage in each of the practices described below. However, no Portfolio is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Portfolio. Unless otherwise stated herein, all investment policies of the Portfolios may be changed by the Board of Trustees without shareholder approval. In addition, each Portfolio may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.
          The Portfolios’ sub-advisers and, in certain cases, portfolio managers, responsible for making investment decisions for the Portfolios, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”
          Borrowing. Subject to the limitations described under “Investment Restrictions” below, a Portfolio may be permitted to borrow for temporary purposes. Such a practice will result in leveraging of a Portfolio’s assets and may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Portfolio sells securities at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
          From time to time, the Fund may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Portfolios pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Portfolio may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.
          A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price.
          Dollar rolls are transactions in which a Portfolio sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
          A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security.
          A Portfolio will typically segregate or “earmark” assets determined to be liquid by Allianz Global Investors Fund Management LLC, the investment adviser to the Fund (“Allianz Global” or the “Investment Adviser”) or the Portfolio’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Portfolio may decline below the repurchase price of the securities that the Portfolio sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Portfolios’ limitations on borrowings as specified under “Investment Restrictions” below.
          With regard to the portion of the assets of the Managed Portfolio managed by PIMCO, for investments requiring the segregation of assets (including all types of investments described in this Statement of Additional Information), rather than instructing the custodian to segregate assets PIMCO earmarks segregated assets on the Portfolio’s records.

          Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
          The Portfolios may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
          Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Portfolio may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Portfolios may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.
          Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Portfolio may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. The auctions for auction preferred stock could fail if there are insufficient bidders and for other reasons, in which case a Portfolio as an owner may be required to hold the securities (which may continue to pay distributions at a contractually determined auction-failure rate) indefinitely and treat the securities as an illiquid investment.
          Securities Loans. Subject to certain conditions described in the Prospectus and below, certain of the Portfolios may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Allianz Global or a Sub-Adviser to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Portfolio an amount equal to any dividends or interest received on the securities lent.
          The Portfolios may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, a Portfolio typically pays a rebate to the borrower. Any such investment of cash collateral is generally at the sole risk of the Portfolio. Any losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Portfolio’s sole risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, a Portfolio may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.
          Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Portfolio, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Portfolio may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, each Portfolio’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities.
          Convertible Securities and Synthetic Convertible Securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price

(the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
          A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
          Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
          The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

          If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
          To the extent consistent with its other investment policies, each Portfolio may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
          A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.
          The Portfolios may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.
          Non-U.S. Securities. The Portfolios define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the Unites States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). Such securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of non-U.S. issuers; non-U.S. equity securities; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person. The Sub-Advisers expect that the Portfolios’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, the Portfolios may also invest in securities that are traded only over-the-counter, either in U.S. or in non-U.S. markets, when the Sub-Advisers believe that such securities are not publicly traded either in the U.S. or non-U.S. markets.
          American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. European Depositary Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
          Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that can affect U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio.
          A Portfolio’s investments in foreign currency-denominated debt obligations will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. See “Dividends, Distributions and Taxes.”
          Foreign Custody. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios’ holdings of securities of issuers located outside of the United States will be held by the Fund’s sub-custodians who will be approved by the Trustees or by the Trustees’ delegate in accordance with such Rules. The Trustees or their delegate will determine that the Portfolios’ assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian’s practices, procedures and internal controls; the custodian’s general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the Trustees’ or their delegates’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.
          Emerging Market Securities. The risks of investing in foreign securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Sub-Advisers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
          Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Portfolios may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.
          Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Portfolios may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income, and can include “growth companies” or “start-up” companies.
          Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Portfolios may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Portfolios intend to comply with federal tax reporting of these investments. See “Dividends, Distributions and Taxes” below for a more detailed discussion of the tax consequences of a Portfolio’s investment in PFICs.
          Subject to applicable limits under the 1940 Act, the Portfolios may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”
          Foreign Currencies and Related Transactions. Subject to applicable limits set forth in the Prospectus and this Statement of Additional Information, certain Portfolios may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, these transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Portfolio’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.
          A Portfolio may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies.
          A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.
          Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:
          Lock In. When a Portfolio desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
          Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s holdings denominated in the currency sold.
          Direct Hedge. If a Portfolio wants to eliminate substantially all of the risk of owning a particular currency, and/or if the applicable Sub-Adviser believes that a Portfolio can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in the value of the security.
          Proxy Hedge. A Portfolio might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
          It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield.

          Tax Consequences of Hedging. Under applicable tax law, a Portfolio’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of a Portfolio’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Portfolio’s income distributions to constitute a return of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. See “Dividends, Distributions and Taxes” below for further details.
          Among the risks facing Portfolios that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Portfolio’s Sub-Adviser. A Portfolio will segregate assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Portfolios.
          Derivatives. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Portfolios may invest in derivatives other than those shown below.
          The value of some derivative instruments in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of the Portfolios to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Portfolio incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.
          The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Portfolio incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Portfolio to close out or to liquidate its derivatives positions. A Portfolio’s use of derivatives may accelerate or increase the amount of ordinary income recognized by its shareholders.
          Options on Securities and Indexes. The Portfolios may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Portfolio may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.
          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
          In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by a Portfolio. A call option on a security is also “covered” if a Portfolio does not hold the underlying security or have the right to acquire it, but a Portfolio segregates assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). For a call option on an index, the option is covered if the Portfolio segregates assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if a Portfolio holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Portfolio in assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Portfolio segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if a Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Portfolio in assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees.
          If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option with the same terms. In addition, a Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.
          A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. See “Dividends, Distributions and Taxes.”
          The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Fund’s valuation policies and procedures. See “Determination of Net Asset Value.”
          OTC Options. The Portfolios may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Portfolios may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Portfolios may also purchase and write so-called dealer options.
          Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.
          There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Portfolio’s portfolio, the Portfolio foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Portfolio forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Portfolio’s securities decline.
          The value of call options written by a Portfolio will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
          The hours of trading for options may not conform to the hours during which the securities held by a Portfolio are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Portfolio’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Portfolio to the extent it engages in options transactions.
          If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. Similarly, if restrictions on exercise were imposed, a Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Portfolio is covered by an option on the same index or ETF purchased by the Portfolio, movements in the index or ETF may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Portfolio’s securities).
          Foreign Currency Options. The Portfolios may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when a Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Portfolio to reduce foreign currency risk using such options.
          Futures Contracts and Options on Futures Contracts. The Portfolios may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Portfolios may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Portfolios may also enter into futures contracts for the purchase or sale of securities. The Portfolios may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Portfolios may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Portfolio pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Portfolio may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. A Portfolio may also minimize potential market and liquidity problems that may result from increases in positions already held by the Portfolio. A Portfolio’s purchase and sale of Index Futures is limited to contracts and exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).
          Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

          An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Portfolio will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Portfolio will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Portfolio has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Portfolio has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.
          A Portfolio may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Portfolio purchases such instruments. Positions in Index Futures may be closed out by a Portfolio only on the futures exchanges upon which the Index Futures are then traded.
          The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).
          A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P

Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Portfolios may invest will be developed and traded in the future.
          The Portfolios may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.
          When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to segregate a specified amount of assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolios would ordinarily earn interest income on initial margin deposits. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.
          A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.
          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. Any transaction costs must also be included in these calculations.

          Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Portfolios may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.
          Limitations on Use of Futures and Futures Options. The Portfolios may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Portfolios may utilize futures contracts for investment and/or speculative purposes. For instance, a Portfolio may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Portfolios may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.
          When purchasing a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, the obligation under) the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.
          When selling a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Portfolio’s obligation under the contract). Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
          When selling a call option on a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio, or by taking other offsetting positions.

          When selling a put option on a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio, or by taking other offsetting positions.
          The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. See “Dividends, Distributions and Taxes.”
          The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.
          Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Portfolio would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Portfolio may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Portfolios may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Portfolio’s return may have been higher if no hedging had been attempted.
          Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
          There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
          Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolios’ dividend distributions and are not reflected in yield. Under applicable tax law, a Portfolio’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of a Portfolio’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Portfolio’s income distributions to constitute a return of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. See “Dividends, Distributions and Taxes” below for further details.

          Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
          Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
          Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.
          Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject a Portfolio’s investments to greater volatility than investments in traditional securities.
          Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. The value of some derivative instruments in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to risk of loss. In addition, a Portfolio’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.
          Swap Agreements. The Portfolios may enter into swap agreements with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.
          Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
          Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
          The Portfolios also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
          Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by Allianz Global or the Sub-Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.
          Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
          Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.
          Short Sales. The Portfolios may engage in short sales that are “against the box.” Short sales are transactions in which a Portfolio sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Portfolio engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio pays in connection with the short sale. Until the Portfolio replaces a borrowed security, the Portfolio is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Portfolio is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker.
          Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. Also, there is the risk that the counter party to a short sale may fail to honor its contractual terms, causing a loss to a Portfolio.
          In the view of the Securities and Exchange Commission (“SEC”), a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Portfolio’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.
          A Portfolio’s short sale transactions will likely increase the portion of the Portfolio’s distributions that are taxable to Portfolio shareholders as ordinary income. See “Dividends, Distributions and Taxes.”
          Commodities. Subject to the limitation set forth under “Investment Restrictions” below, some of the Portfolios may invest in instruments that provide exposure to, and are subject to the risks of, investments in precious metals and other commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Portfolios may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Portfolio invests in companies that mine, deal in or are otherwise exposed to these risks, the Portfolio will also be subject to these risks.

          For a Portfolio to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other forms of “non-qualifying” income may not exceed 10% of the Portfolio’s gross income for its taxable year. See “Dividends, Distributions and Taxes.” This tax requirement could cause a Portfolio to hold or sell precious metals or securities when it would not otherwise do so, or may otherwise limit the manner or extent to which a Portfolio seeks exposure to such commodities.
          When-Issued, Delayed Delivery and Forward Commitment Transactions. A Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Portfolio will segregate until the settlement date assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income on segregated securities. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.
          Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Portfolio either (i) segregates until the settlement date assets determined to be liquid by Allianz Global or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Portfolios may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. A Portfolio may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
          Rights and Warrants to Purchase Securities. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
          Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.
          Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
          Repurchase Agreements. For the purposes of maintaining liquidity and achieving income, each Portfolio may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Portfolio would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Allianz Global and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.
          Other Investment Companies. The Portfolios may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Portfolio’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.
          The Portfolios may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Portfolios may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Portfolio to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Portfolios may invest in investment companies that are advised by Allianz Global or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.
          As a stockholder in an investment company, a Portfolio will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested. A Portfolio’s shareholders would therefore be subject to duplicative expenses to the extent the Portfolio invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.
          Illiquid Securities. Subject to the limitations set forth below under “Investment Restrictions,” a Portfolio may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Portfolio (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
          The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in Allianz Global’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that Allianz Global or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).
          Corporate Debt Securities. The Portfolios may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.
          The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt securities may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
          U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
          In addition to placing FNMA and FHLMC in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to both companies. First, the U.S. Treasury entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured-lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations, however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.
          Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
          In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
          In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
          U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.
          High Yield Securities (“Junk Bonds”). The Portfolios may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”), Fitch, Inc. (“Fitch”) or Duff & Phelps, Inc. (“Duff”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated.
          Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Portfolios may continue to hold high yield securities following a decline in their rating if in the opinion of Allianz Global or the relevant Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.
          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Portfolio nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.
          Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the Portfolio’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
          The average maturity or duration of the debt securities in a Portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Portfolio may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.
          Inflation-Indexed Bonds. The Portfolios may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
          While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

          Delayed Funding Loans and Revolving Credit Facilities. The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
          The Portfolios may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Portfolio to make a pro rata share of all loans extended to the borrower and entitle the Portfolio to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate assets that Allianz Global or the relevant Sub-Adviser, in accordance with procedures established by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.
          Event-Linked Bonds. The Portfolios may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
          Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so.

          Loan Participations and Assignments. The Portfolios may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Portfolio’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.
          Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Portfolio may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Portfolio’s rights against the borrower may be more limited than those held by the original lender.
          Participation on Creditors Committees. A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio and may be represented on such a committee by Allianz Global or a Sub-Adviser. Such participation may subject a Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate in such committees only when Allianz Global and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.
          Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are fully payable (principal amount plus accrued interest) on demand or within seven days after demand. Bank obligations in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of each Portfolio’s restrictions on investments in illiquid securities. Each Portfolio may also hold funds in an interest-bearing account for temporary purposes.
          Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper in which a Portfolio may invest may be U.S. dollar- or foreign currency-denominated obligations of domestic or foreign issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities—Asset-Backed Securities” for a discussion of asset-backed commercial paper.
          The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, Allianz Global or if delegated to a sub-adviser, will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios’ investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.
          Money Market Instruments. Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest under direct arrangements between the Portfolio, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.
          Variable and Floating Rate Securities. Variable or floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.
          The Portfolios may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While because of the interest-rate reset feature floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolios may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. When a Portfolio holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares.
          Zero Coupon, Pay-in-Kind and Step Coupon Securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Portfolio to dispose of them or to determine their current value.
          Municipal Securities. The Portfolios may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.
          The Portfolios may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Portfolio.
          Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
          Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.
          Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          The Portfolios may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Portfolios may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.
          The Portfolios may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
          The PIMCO-advised portion of Managed Portfolio may invest up to 10% of these assets in residual interest bonds (‘‘RIBs’’), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.
          Mortgage-Related and Asset-Backed Securities. The Portfolios may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Portfolio to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.
          Through investments in mortgage-related securities, including those that are issued by private issuers, the Portfolios may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.
          In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
          The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
          Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
          The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
          The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, is a government-sponsored corporation owned entirely by private stockholders, and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described above under “Government Securities,” FNMA is now under in conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.
          Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
          CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
          CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Portfolio, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Portfolio’s diversification tests.

          FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
          Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
          Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
          Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
          CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup some or all of its initial investment in a CMO residual.
          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
          Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
          Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
          Asset-Backed Securities. The Portfolios may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
          The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.
          The Portfolios may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
          Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
          Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
          For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
          The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
          Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Portfolios that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
          Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.
          Real Estate Securities and Related Derivatives. The Portfolios may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.
          REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
          REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
          Hybrid Instruments. The Portfolios may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of a commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
          Hybrids can be used as an efficient means of pursuing a variety of goals, including hedging and attempts to increase total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Portfolio.
          Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolios will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
          Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Portfolio’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.
          Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; or be more dependent upon key members of management.
          The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events; have less active trading markets; or be harder to sell at the time and prices that the adviser considers appropriate.
INVESTMENT RESTRICTIONS
          The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. Restrictions 1, 2, and 3 do not apply to U.S. government securities.
          Additional Restrictions Applicable to All Portfolios, except as specifically noted above. Each Portfolio of the Fund may not:
1.	Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

2.	Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

3.	Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

4.	Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

5.	Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

6.	Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio’s total assets, made in accordance with guidelines adopted by the Fund’s Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

7.	Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Adviser or a sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

8.	Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

9.	Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

10.	Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except “against the box.” (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

11.	Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

12.	Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

13.	Invest for the purposes of exercising control or management of another company.

14.	Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

15.	Invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.
          All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.
          Restrictions Applicable to the Mid Cap, Managed and Small Cap Portfolios Only. Each of the above Portfolios may not:
1.	Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

2.	Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Mid Cap, Managed and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio’s total assets.
TRUSTEES AND OFFICERS
          The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of Allianz Global. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund’s Declaration of Trust. The Trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. The address of the officers and Trustees is 1345 Avenue of the Americas, New York, New York 10105-4800, except as noted. As of September 30, 2009, the Trustees and officers of the Fund as a group owned none of its outstanding shares.

Trustees
(1)	(2)	(3)	(4)	(5)	(6)
				Number of
		Term of		Portfolios in
		Office and	Principal	Fund
Name	Positions	Length of	Occupation(s)	Complex(1)
and Date of	Held with	Time	During Past	Overseen	Other Directorships held by
Birth	Fund	Served+	5 Years	by Trustee	Trustee

Independent Trustees (2)
Paul Belica 09/27/1921	Trustee	Since January 2009	Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	49	None

Robert E. Connor 09/17/1934	Trustee	Since January 2009	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	49	None

Trustees
(1)	(2)	(3)	(4)	(5)	(6)
				Number of
		Term of		Portfolios in
		Office and	Principal	Fund
Name	Positions	Length of	Occupation(s)	Complex(1)
and Date of	Held with	Time	During Past	Overseen	Other Directorships held by
Birth	Fund	Served+	5 Years	by Trustee	Trustee

Hans W. Kertess 07/12/1939	Trustee, Chairman	Since January 2009	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	49	None

William B. Ogden, IV 01/11/1945	Trustee	Since January 2009	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	49	None

R. Peter Sullivan III 09/04/1941	Trustee	Since January 2009	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	49	None

Interested Trustee

John C. Maney (3) 08/03/1959	Trustee	Since January 2009	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.	78	None

+	Under the Fund’s By-Laws, each Trustee shall serve until his or her successor is elected and qualified.

(1)	The term “Fund Complex” as used herein includes each series of the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of Nicholas-Applegate Institutional Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal

Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc., PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust, each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

(2)	“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.

(3)	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman — Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Officers
(1)	(2)	(3)	(4)
Term of Office
Name, Address	Position(s) Held	and Length of
and Date of Birth	with Fund	Time Served+	Principal Occupation(s) During Past 5 Years

Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	Since September 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 34 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex (2002-2008).

Officers
(1)	(2)	(3)	(4)
Term of Office
Name, Address	Position(s) Held	and Length of
and Date of Birth	with Fund	Time Served+	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since September 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 34 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since October 2004	Senior Vice President and Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., 2002-2004.

Kathleen A. Chapman 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of 80 funds in the Fund Complex. Formerly, Manager — Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of 80 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005; Research Assistant, Swidler Berlin Shereff Friedman LLP, 2002-2004.

Scott Whisten 03/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2000-2005.

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

+	Under the Fund’s Bylaws, an officer serves for one year and until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.
          Committees of the Board of Trustees
          Audit Oversight Committee. The Fund’s Audit Oversight Committee is composed of Messrs. Belica, Connor, Kertess, Ogden and Sullivan, each of whom are not

“interested persons” of the Fund, the Investment Adviser, the sub-advisers, Allianz Global Investors Distributors LLC (the “Distributor”) or its affiliates within the meaning of the 1940 Act (“Independent Trustees”). Mr. Belica is Chairman of the Fund’s Audit Oversight Committee. The Audit Oversight Committee convened 2 times during the fiscal year ended December 31, 2008. The principal functions of the Audit Oversight Committee are to recommend to the Board of Trustees the appointment of the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated fees for their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might have in that regard.
          Nominating Committee. The Trust has a Nominating Committee composed of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. Each member of the Nominating Committee is “independent,” i.e., not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act). The Nominating Committee is newly constituted and did not convene during the fiscal year ended December 31, 2008.
          Qualifications, Evaluation and Identification of Director Nominees. The Nominating Committee of the Trust requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Funds’ shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.
          Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to this Statement of Additional Information.

          The Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.
          Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Fund’s portfolio securities on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from Allianz Global and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee is newly constituted and did not convene during the fiscal year ended December 31, 2008.
          Compensation Committee. The Trust’s Compensation Committee is currently composed of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of Allianz Global, the Sub-Advisers or any entity controlling, controlled by or under common control with Allianz Global or the Sub-Advisers. The Compensation Committee is newly constituted and did not convene during the fiscal year ended December 31, 2008.
          Securities Ownership
          For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2008. No Independent Trustee or his immediate family members beneficially own securities of either the Investment Adviser or the Distributor or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser or Distributor.

(1)	(2)	(3)
Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund	Family* of Investment Companies

Paul Belica	None	None
Robert E. Connor	None	None
Hans W. Kertess	None	None
John C. Maney	None	None
William B. Ogden, IV	None	None
R. Peter Sullivan	None	$10,001-50,000

*	The term “Family of Investment Companies” as used herein includes each series of the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds

Multi-Strategy Trust, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of Allianz Global Investors Managed Accounts Trust.

          Compensation of Officers and Trustees. All officers of the Fund are officers or employees of Allianz Global or its affiliates and receive no salary or fee from the Fund.
          Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Municipal Advantage Fund Inc., PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”), as well as Allianz Global Investors Managed Accounts Trust (the
“AGIMAT Funds”) and Allianz Funds Multi-Strategy Trust (“Multi-Strategy Trust”), each an open-end investment company with multiple series for which the Manager serves as investment manager and/or administrator and affiliates of the Manager serve as investment sub-adviser. As indicated above, certain of the officers of the Fund are affiliated with the Manager.
          Each of the Allianz Closed-End Funds, the AGIMAT Funds, Multi-Strategy Trust, and the Fund are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. An Audit Oversight Committee Chairman annually receives an additional $50,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

          Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, the AGIMAT Funds, the Multi-Strategy Trust and the Fund on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the various series of the Fund) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.
          Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex.
          The compensation arrangements described above have applied to the current Trustees of the Fund since they were elected to serve for the Fund effective January 16, 2009. Different compensation arrangements applied to the Fund during prior periods.
          The following table sets forth the information regarding compensation received by the Trustees who are not “interested persons” of the Fund during its fiscal year ended December 31, 2008.

						Total Compensation,
	Aggregate	Pension or		Estimated		including Accrued
	Compensation	Retirement Benefits		Annual		Retirements Benefits,
	from the	Accrued as Part of		Benefits Upon		from the Fund and the
Name of Trustee	Fund	Fund Expenses*		Retirement		Fund Complex†

V. Lee Barnes**	$25,250	$	N/A		$16,709	$25,250
Thomas W. Courtney**	$25,438		$7,540		$28,137	$32,978
Lacy B. Herrmann**	$23,000		$6,960		$26,037	$29,960
Theodore T. Mason**	$23,000	$	N/A		$16,211	$23,000
Brian S. Shlissel**	$0	$	N/A	$	N/A	$0
Diana L. Taylor***	$0	$	N/A	$	N/A	$189,000
Paul Belica	$0	$	N/A	$	N/A	$276,333
Robert E. Connor	$0	$	N/A	$	N/A	$262,000
Hans W. Kertess	$0	$	N/A	$	N/A	$330,750
John C. Maney	$0	$	N/A	$	N/A	$0
William B. Ogden, IV	$0	$	N/A	$	N/A	$255,500
R. Peter Sullivan	$0	$	N/A	$	N/A	$260,000

*	On October 19, 1998 the Fund adopted a retirement plan (the “Original Plan”) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee’s five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund for at least 15 years to be eligible for the maximum payment.

**	No longer a Trustee of the Fund as of January 16, 2009.

***	No longer a Trustee of the Fund as of September 10, 2009.

†	“Fund Complex” is defined above.

PORTFOLIO MANAGERS
          Allianz Global, Oppenheimer Capital, Nicholas-Applegate Capital Management LLC (“NACM”), NFJ Investment Group LLC (“NFJ”) and Pacific Investment Management Company LLC (“PIMCO”) believe that their compensation programs are competitively positioned to attract and retain high-caliber investment professionals. Key investment professionals are also eligible to participate in the firm’s long-term incentive program. As more fully described below for each investment adviser, portfolio managers receive a fixed base salary, a variable cash bonus or profit sharing opportunity and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Each investment adviser attempts to keep its compensation levels at or above the median for similar positions in their local area.
          Oppenheimer Capital
          Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity, and a benefits package. Key investment professionals are also eligible to participate in the Firm’s long-term incentive program. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.
          Each portfolio manager’s compensation may consist of the following elements:
          Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.
          Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.
          Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.
          Conflicts of Interest. The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Funds. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.
          Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest many arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests, Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.
          Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

          Oppenheimer Capital and its affiliates’ objective is to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its clients over time.
          Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.
          NACM
          Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).
          Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.
          Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.
          Compensation and Account Performance. Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one-, three- and five-year performance relative to the Portfolios’ primary benchmarks as specified in the Prospectus and to peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. NACM believes its compensation system clearly aligns the interests of clients with its professionals and keeps compensation competitive with industry norms.
          Long-Term Incentive Plan. A Long-Term Incentive Plan provides rewards to certain key staff and executives of NACM and other Allianz Global-affiliated companies to promote long-

term growth and profitability. The Plan provides awards that are based on NACM’s operating earnings growth. The Plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.
          Equity Ownership. In September 2006, Allianz SE approved an equity ownership plan for key employees of NACM. The plan was implemented as of January 31, 2007. NACM believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for NACM employees.
          A certain percentage of the NACM equity ownership plan has been reserved for the Systematic Team. While this equity interest has not yet been allocated to specific team members, the entire team benefits from the profit distributions associated with it. Allocation of this profit dividend is carried out annually and is separate from the year-end bonus pool.
          Potential Conflicts of Interest. Like other investment professionals with multiple clients, a Portfolio Manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms. The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
          The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
          A potential conflict of interest may arise when a Portfolio and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
          “Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Portfolios and another Investment Adviser-advised account are to be fair and equitable to all participating accounts, and made at an independent current market price, as required by law.
          Another potential conflict of interest may arise based on the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Portfolio. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
          A Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.
          A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Portfolios. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others.
          Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Portfolios and/or accounts that he or she manages.

          A Portfolio Managers may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser’s investment personnel, including each Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Codes of Ethics adopted by the Investment Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. See “Code of Ethics”.
          NFJ
          NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.
          Each Portfolio Manager’s compensation consists of the following elements:
•	Base Salary. Each Portfolio Manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular Portfolio Manager/analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

•	Annual Bonus or Profit Sharing. Portfolio Managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other Portfolio Managers/analysts are eligible to receive an annual bonus which is tied to such Portfolio Manager/analyst’s successful job performance. Job performance success factors include, but may not be limited to, the individual’s leadership within the firm, and level of contribution to the firm’s overall financial results and profitability, but does not include the investment performance of the Portfolios for which the individual is responsible.

•	Other Incentive Programs. Portfolio Managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio Managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio Managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long

Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.
          Conflicts of Interest. Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
          A potential conflict of interest may arise when a Portfolio and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Portfolio as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek best execution and lower brokerage commissions. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
          Another potential conflict of interest may arise based on the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

          A portfolio manager of a Portfolio who is responsible for managing multiple Portfolios and/or accounts unequal time and attention to the management of those Portfolios and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for ach of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single Portfolio. The effects of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different investment strategies.
          The portfolio manager of a Portfolio may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for a Portfolio. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Portfolios and/or accounts that he or she managers.
          The portfolio managers of a Portfolio may also face other potential conflicts of interest in managing a Portfolio, and the description above is not complete description of every conflict that could be deemed to exist in managing both a Portfolio and other accounts. In addition, a Portfolio’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Portfolio or other clients. NFJ’s investment personnel, including each Portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Portfolios.
          As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.
          PIMCO
          Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios.

The other accounts might also have different investment objectives or strategies than the Portfolios.
          Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
          Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
          Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
          Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
Portfolio Manager Compensation
          PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.

PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
          Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
          In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
          A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

          Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
          Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
          Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
          Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
          Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
          Other Accounts Managed
          Oppenheimer Capital and PIMCO
          Except as noted, the information provided is as of December 31, 2008.

	Jeffrey
Account Type	Parker**		Robert Urquhart		William H. Gross
	#	AUM($MM)	#	AUM($MM)	#		AUM($MM)
Other Investment Companies	1	$287.4	2	$393.2	39		$184,983.8
Other pooled investment vehicles	0	$0	0	$0	19	*	$7,100.7
Other accounts	0	$0	4	$27.4	68	+	$30,921.8

*	Of these other pooled vehicles, 2 accounts totaling $310.0 million in assets pay an advisory fee that is based in part on the performance of the account.

+	Of these other accounts, 21 accounts totaling $10,594.4 million in assets pay an advisory fee that is based in part on the performance of the account.

**	The information provided for Mr. Parker is as of May 31, 2009.

          NACM
          The information provided is as of December 31, 2008.

Account Type	Mark P. Roemer		Christoph Hinkelmann, PhD		Carma Wallace, CFA
	#	AUM($MM)	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	12	$654.4	12	$654.4	12	$654.4
Other pooled investment vehicles	6	$606.9	6	$606.9	6	$606.9
Other accounts	44	$826.1	44	$826.1	44	$826.1

Account Type	Frank Zhang, PhD, CFA
	#	AUM($MM)
Other Investment Companies	12	$654.4
Other pooled investment vehicles	6	$606.9
Other accounts	44	$826.1
          NFJ
          The information provided is as of December 31, 2008.

Account Type	Jeffrey S. Partenheimer		Benno J. Fischer		R. Burns McKinney
	#	AUM($MM)	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	13	$8,422	21	$15,360	11	$13,878
Other pooled investment vehicles	2	$11.	5	$107	4	$105
Other accounts	44	$8,701	60	$10,943	50	$9,685

Account Type	Thomas W. Oliver		Paul A. Magnuson
	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	9	$9,107	17	$14,284
Other pooled investment vehicles	2	$11	4	$105
Other accounts	48	$9,631	56	$10,437

Securities Ownership
          Ownership of Fund securities is currently limited to insurance company separate accounts. As of December 31, 2008, no portfolio manager was the beneficial owner of shares of a Portfolio that he or she managed.
CONTROL PERSONS
          As of September 17, 2009, Class I shares of the Portfolios were held by AGI and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company’s holdings as a percentage of each Portfolio’s total outstanding shares. Because Class II shares are newly established, they were not held by any insurance company separate account as of such date.
Portfolio Shareholders of Record as of September 17, 20091

Dividend
Shareholders	Value	Small Cap	Managed	Mid Cap

Provident Mutual Life Insurance Company and Provident Mutual Life and Annuity Company of America 1600 Market Street Philadelphia, PA 19103		3.87% 182,183 shares	3.92% 171,883 shares
AEGON Insurance Group 400 West Market Street Louisville, KY 40202		1.12% 52,853 shares	0.88% 38,655 shares
Connecticut General Life Insurance Company and CIGNA Life Insurance Company 350 Church Street MLW 1, 12th Flr. Hartford, CT 06103-1106		5.32% 250,247 shares	7.88% 345,567 shares
American Enterprise Life Insurance Company and American Centurion Life Insurance Company 80 South Eighth Street Minneapolis, MN 55402		1.01% 47,710 shares	1.43% 62,708 shares
Great-West Life & Annuity Insurance Company 8515 East Orchard Road Greenwood Village, CO 80111	21.55% 81,376 shares
IL Annuity and Insurance Company 2960 North Meridian Street Indianapolis, IN 46208				13.56% 771,417 shares
PRUCO Life Insurance Company of New Jersey and PRUCO Life Insurance Company 751 Broad Street Newark, NF 07102		56.59% 2,661,519 shares	72.64% 3,185,051 shares

Dividend
Shareholders	Value	Small Cap	Managed	Mid Cap

Transamerica Life Companies Transamerica Center 1150 Olive Street Los Angeles, CA 90015		6.58% 309,527 shares	2.10% 92,137 shares
ReliaStar Life Insurance Company 20 Washington Avenue South, Route 1237 Minneapolis, MN 55401		1.49% 69,979 shares	0.75% 32,773 shares
Allianz Global Investors of America L.P. (“AGI”) 840 Newport Center Drive Newport Beach, CA 92660	0.36% 1,364 shares
Sun Life of Canada (U.S.) Copley Place, Suite 200 Boston, MA 02117		1.15% 54,112 shares	0.40% 17,617 shares	3.16% 179,636 shares
Lincoln Life Insurance Company 1300 South Clinton Street Fort Wayne, IN 46802			1.01% 44,160 shares
Lincoln Benefit Life Company 206 South 13th Street, Suite 100 Lincoln, NE 68508		17.99% 845,839 shares
Allstate Life Insurance Company 3100 Sanders Road Northbrook, IL 60062		0.05% 2,262 shares
AGA Series Trust American General Annuity Insurance Company 2929 Allen Parkway Houston, TX 77019		1.27% 59,677 shares	5.85% 256,569 shares
AXA Financial Inc. 1290 Avenue of the Americas New York, NY 10105		1.99% 93,637 shares	2.65% 116,320 shares
Merrill Lynch Life Insurance Company 1300 Merrill Lynch Drive Pennington, NJ 08534	78.09% 294,943 shares		0.49% 21,356 shares
Midland National 4601 Westown Parkway, Suite 300 West Des Moines, IA 50266-1071		1.57% 73,271 shares
Allianz Life 5701 Golden Hill Drive Minneapolis, MN 55416				83.28% 4,736,275 shares

(1)	This chart lists all Variable Account shareholders of record of the Portfolios as of March 31, 2009, and all holdings of shares of the Portfolios by AGI. To the best knowledge of the Fund, no Contract owner beneficially owned units equivalent to 5% or more of the shares of any Portfolio of the Fund as of September 17, 2009.

INVESTMENT MANAGEMENT AND OTHER SERVICES
          The Investment Adviser. Allianz Global acts as investment adviser to the Portfolios of the Fund. Oppenheimer Capital acts as sub-adviser to the Mid Cap Portfolio and a portion of the Managed Portfolio. NACM acts as sub-adviser to the Small Cap Portfolio. NFJ acts as sub-adviser to the Dividend Value Portfolio. PIMCO acts as sub-adviser for a portion of the Managed Portfolio.
          Allianz Global, a Delaware limited liability company, has acted as an investment manager since 2000, and serves as adviser to various affiliated open-end and closed-end funds. Allianz Global is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGIA”) which, together with its subsidiaries, had approximately $938.2 billion in assets under management as of August 31, 2009. AGIA was organized as a limited partnership under Delaware law in 1987. AGIA’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company.
          The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz, Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.
          The general partner of AGIA has substantially delegated its management and control of AGIA to an Executive Committee.
          As of the date of this Statement of Additional Information, no shareholder holding 5% or more of the share capital was reported to Allianz SE. Allianz SE in turn indirectly owns 100% of Dresdner Bank AG, though in August 2008 it announced an agreement to sell Dresdner Bank AG to Commerzbank AG. Credit Lyonnais as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Kleinwort LLC, may be considered to be affiliated persons of Allianz Global and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Portfolios are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Portfolio’s ability to utilize the

Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.
          The Advisory Agreement. Allianz Global provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated January 16, 2009. Pursuant to the Advisory Agreement, Allianz Global has agreed to waive fees and/or reimburse the applicable Portfolio to the extent necessary to limit the total operating expenses of each of the Small Cap, Managed, Mid Cap and Dividend Value Portfolios to 1.00% of average daily net assets, net of any expense offsets and, with respect to Class II shares, excluding distribution and/or servicing fees under Rule 12b-1, of average daily net assets. Therefore, with respect to Class II shares of the Small Cap and Dividend Value Portfolios, which pay distribution and/or service fees of 0.25%, the effective expense limit is 1.25% net of any offsets. The expense waiver arrangement shall remain in place for so long as the Fund’s investment advisory agreement, in its current form, remains in force.
          Oppenheimer Capital provides portfolio management services to the Mid Cap Portfolio and a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with Allianz Global dated January 16, 2009. NACM provides portfolio management services to the Small Cap Portfolio pursuant to a Sub-Advisory Agreement with Allianz Global dated January 16, 2009. NFJ provides portfolio management services to the Dividend Value Portfolio pursuant to a Sub-Advisory Agreement with Allianz Global dated January 16, 2009. PIMCO provides portfolio management services to a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with Allianz Global dated January 16, 2009.
          Under the Advisory Agreement and Sub-Advisory Agreements, each adviser is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio it manages and the sale of securities and other investments held by the Portfolio.
          The Advisory Agreement also requires the Investment Adviser to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities laws, shareholder reports and proxy materials.
          Expenses not expressly assumed by Allianz Global under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.
          For the fiscal year ended December 31, 2008, total advisory fees accrued or paid by the Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $1,298,482, $853,182, $588,506 and $34,130, respectively, of which $24,127, $1,334 and $34,130 was waived by Allianz Global with respect to the Managed, Small Cap and Dividend Value Portfolios,

respectively. For the fiscal year ended December 31, 2007, total advisory fees accrued or paid by the Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $1,921,865, $1,307,972, $609,265 and $19,660, respectively, of which $19,660 was waived by Allianz Global with respect to the Dividend Value Portfolio. For the fiscal year ended December 31, 2006, total advisory fees accrued or paid by the Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $2,270,700, $1,440,238, $295,593 and $13,657, respectively, of which $8,232 and $13,657, was waived by Allianz Global with respect to the Mid Cap and Dividend Value Portfolios, respectively.
          The advisory fee for the Managed, Small Cap, Mid Cap and Dividend Value Portfolios is at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million.
          The Advisory Agreement and each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Allianz Global or a sub-adviser, as applicable, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Advisory Agreement and each Sub-Advisory Agreement permits Allianz Global and each sub-adviser to act as investment adviser for any other person, firm, or corporation.
          Portfolio Transactions. Portfolio decisions are based upon recommendations of Allianz Global, the sub-advisers and the judgment of the portfolio managers. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers that provide brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of Allianz Global and the sub-advisers; information received in connection with directed orders of other accounts managed by Allianz Global, the sub-advisers or their affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of Allianz Global, the sub-advisers, to make available additional views for consideration and comparison, and to enable Allianz Global and each sub-adviser to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 2008, the aggregate dollar amount of any brokerage commissions paid by the Fund was $1,198,488. For the year ended December 31, 2007, the aggregate dollar amount of any brokerage commissions paid by the Fund was $916,202. For the year ended December 31, 2006, the aggregate dollar amount of any brokerage commissions paid by the Fund was $963,238.
          Allianz Global and the sub-advisers currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or Allianz Global to others. It is the practice of Allianz Global and each sub-adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by Allianz Global, a sub-adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (“free trades”) usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.
          Each sub-adviser places orders for the purchase and sale of portfolio investments for the Portfolios with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the Portfolios of the Fund, the sub-adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
          It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-adviser receives research services from many broker-dealers with which the sub-adviser places the Fund’s portfolio transactions. The sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the sub-adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the sub-adviser and its affiliates receive such services.
          As permitted by Section 28(e) of the Securities Exchange Act of 1934, the sub-adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act and as further interpreted by the SEC and its staff) to the Sub-adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

          As noted above, the sub-adviser may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other sub-advisers clients, and the sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
          Allianz Global and the sub-advisers (the “Advisers”) are indirect subsidiaries of Allianz, the owner of a number of asset managers in the U.S., which in turn is indirectly owned by Allianz AG, a diversified, global financial institution. Through this ownership structure and through other entities owned by the Advisers’ direct and indirect owners, the Advisers have various financial industry affiliations. As a result of the Advisers’ investment management activities and the investment management and other business activities of the Advisers’ affiliates in the financial markets, the Advisers may, from time to time, be precluded under applicable law from buying a particular security for a Portfolio or selling all or a portion of a security position held in a Portfolio. While the Advisers believe that the inability to buy or sell a particular security is unlikely to occur, it could have a detrimental effect on a Portfolio.
          Portfolio Turnover. A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be.
          During the fiscal year ended December 31, 2007, the Small Cap Portfolio’s turnover was 69%. During the fiscal year ended December 31, 2008 the Portfolio’s turnover was 173%. This increase was a result of a change in sub-adviser during 2008 and the subsequent realignment of portfolio holdings and investing strategy.
DISTRIBUTION OF PORTFOLIO SHARES
          Multi-Class Plan. The Fund currently offers up to two classes of shares for each of the Portfolios: Class I and Class II. Under the Fund’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of each Portfolio represent an equal pro rata interest in the Portfolio and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or servicing arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.
          Each class of shares bears any class-specific expenses allocated to such class, such as expenses related to the distribution or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio. Each class may have a differing exchange and conversion features.
          Distribution and Servicing Plan for Class II Shares. The Class II shares of the Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which a Portfolio may pay insurance companies, broker-dealers, banks and recordkeepers, and other financial institutions an aggregate fee in an amount not to exceed 0.25% of the average daily new assets attributable to the Class II shares of Portfolio, as compensation for services rendered and/or expenses borne in connection with the distribution of Class II shares and in connection with personal services rendered to Class II shareholders and the maintenance of Class II shareholder accounts.
          The Plan authorizes payments for a variety of distribution-related activities with respect to shares of the Portfolios. Payments pursuant to the Plan may be used to pay for the following expenditures, among others: (1) the printing and mailing of Portfolios’ prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (2) the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Portfolios; (3) holding seminars and sales meetings designed to promote the distribution of the shares of the Portfolios; (4) obtaining information and providing explanations to wholesale and retail distributors of variable insurance contracts regarding the investment objectives and policies and other information about the Portfolios, including the performance of the Portfolios; (5) training sales personnel regarding the Portfolios; (6) providing compensation to insurance companies whose variable insurance contracts use the Portfolios as investment vehicles; (7) compensating financial intermediaries for services performed and expenses incurred in connection with the sale of shares of the Portfolios; and (8) financing any other activity that is primarily intended to result in the sale of shares of the Portfolios.
          Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. Such shareholder services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.
          The Plan is a “compensation plan,” which means that fees are payable to the relevant insurance company or other financial institution at the specified level regardless of the actual level of fees incurred by the institution in performing the above services.
          In accordance with Rule 12b-1 under the 1940 Act, the Plan may not be amended to increase materially the costs that Class II shareholders may bear under the Plan without approval of a majority of the outstanding Class II shares, as applicable, and by vote of a majority of both (i) the Trustees of the Fund and (ii) those Trustees (“disinterested Plan Trustees”) who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Fund and (ii) the disinterested Plan Trustees. In addition, the Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class II shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Plan Trustees. The Plan may be terminated at any time, without penalty, by vote of a majority of the disinterested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the Portfolio. Pursuant to each Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.
          Because Class II shares are newly-established, no Portfolio paid any amounts pursuant to the Plan in prior fiscal years.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Portfolio’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.
          The Portfolios may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global will post portfolio holdings information on its Web site at www.allianzinvestors.com. This website will contain the Portfolios’ complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global will post this information on the Web site approximately thirty days after a month’s end, and such information will remain accessible on the Web site until the Fund files a Form N-Q or Form N-CSR on the SEC’s EDGAR Web site for the period which includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by Allianz Global from time to time. If the Portfolios’ portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on Allianz Global’s Web site, the Fund may post such information on Allianz Global’s Web site.
          Portfolio holdings of the Portfolios will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semiannual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Fund’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.
          Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to Allianz Global or a sub-adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Fund. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Portfolios (“Service Providers”) and to facilitate the review of the Portfolios by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Fund’s portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.
          The Portfolios have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Advent	Axys: portfolio accounting system. Moxy: trade order management system. Warehouse: data storage technology	daily	n/a
Advent Hub Data	Corporate actions	daily	n/a
Bloomberg	Trade order management provider	daily	n/a
Compliance Tools	CCH iTrade — software used to monitor employee trading	varied	n/a
Electra Information Systems	Securities transaction and asset reconciliation system	daily	n/a

Name of Vendor	Type of Service	Frequency	Lag Time
Ernst & Young LLP	Independent registered public accounting firm	varied	n/a
FactSet	Analytics and portfolio attribution	daily	n/a
Glass, Lewis & Co.	Proxy voting	daily	n/a
Global Link- FX Connect	Research, analytics and portfolio data integration and reporting	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
Infinity Information Systems (SalesLogix)	Client account tracking software	daily	n/a
Risk Metrics Group	Proxy voting services	daily	n/a
ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a
Latent Zero Consulting	Sentinel — software used to track client investment restrictions	daily	n/a
Latent Zero Consulting	Trade order management system	varied	n/a
PricewaterhouseCoopers LLP	Independent registered public accounting firm	varied	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
Securities Class Action Services	Class action services	monthly	2 weeks
Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a
SS&C Technologies	Portfolio accounting services	daily	n/a
State Street Bank and Trust Co.	Custodial and accounting services	daily	n/a
Sungard	Trade data processing	daily	n/a
Thomson Financial (ILX)	ILX — quotation service and analysis	daily	n/a
          Exceptions to these procedures may only be made if the Fund’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Portfolios and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.
           In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a non-discretionary account employs investment strategies that are substantially similar or identical to those employed by a Portfolio, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Portfolio. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Portfolio with similar or identical portfolio holdings.
           The Investment Managers shall have primary responsibility for ensuring that a Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Investment

Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information. The Fund’s Chief Compliance Officer shall confirm at least annually that the Investment Managers’ procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings.
          Other registered investment companies that are sub-advised by any of the Fund’s sub-advisers may have different portfolio holdings disclosure policies, and neither Allianz Global nor the Fund’s Board of Trustees exercises control over such policies. In addition, separate account clients of the sub-advisers have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by the sub-advisers and some of the separate accounts managed by them have substantially similar or identical investment objectives and strategies to the Portfolios, and therefore potentially substantially similar, and in certain cases nearly identical portfolio holdings, as such Portfolios.
          Proxy Voting Policies. The Board of Trustees has delegated to the Adviser, and the Adviser has in turn delegated to the sub-advisers, responsibility for voting any proxies relating to portfolio securities held by a Portfolio in accordance with the sub-adviser’s proxy voting policies and procedures. The proxy voting policies and procedures (or descriptions thereof) to be followed by the Trust, the Adviser and the sub-advisers on behalf of the Portfolios, including procedures to be used when a vote represents a conflict of interest, included herein as Appendix A (“Proxy Voting Policies”). Proxy voting responsibilities are delegated as follows: (i) responsibility for the voting of proxies with respect to voting securities held by the fixed income portion of the Managed Portfolio is delegated to PIMCO (ii) responsibility for the voting of proxies with respect to voting securities held by the Dividend Value Portfolio is delegated to NFJ (iii) responsibility for the voting of proxies with respect to voting securities held by the Small Cap Portfolio is delegated to NACM and (iv) responsibility for the voting of proxies with respect to voting securities held by the Mid Cap Portfolio and the equity portion of the Managed Portfolio is delegated to Oppenheimer Capital.
          Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-700-8258, or on the Commission’s website at http://www.sec.gov.
          Codes of Ethics. Each employee, officer and trustee of the Fund, Allianz Global, Oppenheimer Capital, NACM, NFJ, PIMCO and the Distributor is subject to a Code of Ethics which has been adopted by such entity to comply with the provisions of Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to certain personal securities transactions.

DETERMINATION OF NET ASSET VALUE
          Shares of the Portfolios of the Fund are sold in a continuous offering to variable accounts of participating life insurance companies to support their variable annuity and variable life insurance contracts (“Variable Contracts”). Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the participating life insurance company’s variable account, and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The variable accounts purchase and redeem shares of the Portfolios for their subaccounts at net asset value without sales or redemption charges.
          As described in the Prospectus under “Share Price,” the net asset value of a Portfolio’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that Portfolio shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Fund expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
          Each Portfolio’s liabilities are allocated among its classes (if more than one). The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Portfolio’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Portfolios with higher service and/or distribution fees (if any) may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Portfolio’s classes. In accordance with regulations governing registered investment companies, a Portfolio’s transactions in portfolio securities and purchases and sales of Portfolio shares (which bear upon the number of Portfolio shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
          The Board of Trustees of the Fund has delegated primary responsibility for determining or causing to be determined the value of the Portfolios’ securities and other assets (including any fair value pricing) and NAV of the Portfolios’ shares to Allianz Global, in its capacity as Investment Adviser, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). Allianz Global has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co. as the Portfolios’ custodian, the Sub-Advisers, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

          As described in the Prospectus, for purposes of calculating NAV, the Portfolios’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Portfolios to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):
          Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.
          Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.
          Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.
          Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.
          Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.
          Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.
          Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
          As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Portfolios’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
          The discussion below is generally based on the assumption that the shares of each of the Portfolios will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons deemed to own the Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares. For information concerning the U.S. federal income tax consequences to a holder of a Variable Contract, please refer to the prospectus for that particular contract. Because insurance company separate accounts and qualified pension and retirement plans will be the only shareholders of the Portfolios, no attempt is made here to describe the tax consequences of an investment in the Portfolios to a shareholder subject to current U.S. federal income taxation on Portfolio distributions and redemptions of Portfolio shares.
          Qualification as a Regulated Investment Company. Each Portfolio is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). Each of the Portfolios has elected and intends to qualify and to be eligible to be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code rules, each of the Portfolios must, among other things:
          (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this clause (a) is “Qualifying Income”).
          (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolios’ total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
          (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
          In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership that would be Qualifying

Income if realized by the regulated investment company. However, 100% of the net income derived by a regulated investment company from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in (b) above.
          If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as defined below).
          Each of the Portfolios intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Investment company taxable income that is retained by a Portfolio will be subject to tax at regular corporate rates. A Portfolio may also retain for investment its net capital gain. If a Portfolio retains any net capital gain, it will generally be subject to tax at regular corporate rates on the amount retained.
          Taxation of the Portfolios. If any of the Portfolios were to fail to qualify for special tax treatment as a regulated investment company in any taxable year, (1) such Portfolio would be taxed on its taxable income at ordinary corporate rates for that year without being able to deduct the amount of the distributions it made to its shareholders and (2) each insurance company separate account invested in that Portfolio would fail to satisfy the diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from a Portfolio’s earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to the shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

          Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.
          Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the Treasury regulations thereunder on certain insurance company separate accounts. Provided that all the beneficial interests in each Portfolio are held by one or more separate accounts and other eligible holders, Section 817(h) and the Treasury regulations thereunder will treat the assets of a Portfolio as assets of the related separate account, these regulations will be imposed on the assets of the Portfolio. This will mean that, provided, further, that each Portfolio intends to continue to diversify its assets in accordance with the requirements of Section 817(h), any separate account invested wholly in any of the Portfolios will also satisfy such diversification requirements. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code (discussed above), place certain limitations on the assets held by an insurance company separate account that are used to fund Variable Contracts. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements or the requirement to qualify as a regulated investment company cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction could require a payment to the IRS based on the tax that contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

          Taxation of the shareholders. The only shareholders of the Portfolios will be (i) participating insurance companies and their separate accounts that fund Variable Contracts and (ii) qualified retirement and pension plans.
          Under current law, shareholders that are life insurance company “segregated asset accounts” will not be subject to income tax currently on income and gains distributed by the Portfolios to the extent such distributions are applied to increase the values of Variable Contracts.
          The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances under which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. In light of the rulings and other guidance that the IRS has issued to date, Premier VIT believes that tax deferred treatment for Variable Contracts funded through investments in the Portfolios will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what is deemed to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of any Portfolio described herein, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies, or to prevent any such prospective rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Portfolio.
          This discussion provides only a general overview of the tax implications of investing in the Portfolios. Variable Contract owners are advised to consult their insurance companies, their tax advisors and the prospectus of their Variable Contract for further information relating to the U.S. federal, state, local and non-U.S. tax consequences of investing in the Portfolios.
          Certain Investments. A portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income

(including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio’s excess inclusion income, as described below.
          In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.
          Each Portfolio’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swap agreements, straddles, foreign currencies and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Portfolio income and distributions to shareholders. These rules can cause a Portfolio to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments. In addition, certain of a Portfolio’s investments in derivative instruments and hedging activities (including any transactions in foreign currencies, if any, or foreign currency-denominated instruments) are likely to produce a difference between the Portfolio’s book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. In order to meet its distribution requirements and avoid a tax on the Portfolio, the Portfolio may be required to liquidate the securities, including when it is not advantageous to do it, which may affect the Portfolio’s total return. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) could affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Portfolio-level tax. Each Portfolio intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.
          Special tax considerations apply with respect to any foreign investments by a Portfolio. Use of foreign currencies for non-hedging purposes and investment by a Portfolio in certain ‘‘passive foreign investment companies’’ may be limited in order to avoid a tax on the Portfolio. Equity investments by Portfolios in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolios to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to shareholders. However, a Portfolio may elect to avoid the imposition of the tax by electing to accelerate the recognition of income (for instance, by making a “qualified electing fund” or a “mark the gain” election), regardless of whether it receives any distribution from the PFICs, thus potentially increasing the amount required to be distributed by the Portfolio to avoid taxation. Making such an election may require a Portfolio to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Portfolio’s total return.
          Income received by a Portfolio from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries. Tax treaties signed between certain countries and the United States may reduce or eliminate such taxes. Each Portfolio intends to qualify for treaty-reduced tax rates where available. Yet, it is impossible to determine a Portfolio’s effective rate of foreign tax until the portion of a Portfolio’s assets to be invested within non-U.S. countries can be determined.
FINANCIAL STATEMENTS
          The financial statements for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Portfolios’ Annual Reports dated December 31, 2008. The unaudited financial statements for the six months ended June 30, 2009 are incorporated herein by reference to the Portfolios’ Semi-Annual Reports dated June 30, 2009.
ADDITIONAL INFORMATION
          Description of the Trust. The Fund was formed under the laws of Massachusetts as a business trust on May 12, 1994 under the name Quest for Value Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust, then to OCC Accumulation Trust and then to PIMCO Advisors VIT. Most recently, on May 1, 2005, the name of the Fund was changed to Premier VIT. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund’s principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund’s outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund’s shareholder list or mail the applicants’ communication to all other shareholders at the applicants’ expense.
          The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund’s obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.
          Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.
          Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
          Distribution Agreement. Under the Distribution Agreement between the Fund and Allianz Global Investors Distributors LLC, the Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, acts as the Fund’s agent in the continuous public offering of each Portfolio’s shares. Except for those amounts paid for distribution services under the Class II Distribution and Servicing Plan, expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.
          Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as independent registered public accounting firm of the Fund.
          Custodian. State Street Corp., P.O. Box 1978, Boston, MA 02105, serves as custodian for assets of all Portfolios.
          Transfer and Shareholder Servicing Agents. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer and Shareholder Servicing Agent for the Fund.
          Legal Counsel. Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as legal counsel to the Fund.
          Description of Benchmarks. The Portfolios provide total returns for certain periods compared to a broad measure of market performance, which include but are not limited to, recognized indices such as the S&P 500 Index, S&P Mid Cap Index, the Russell 2000 Index and the Russell 1000 Value Index. The S&P 500 Stock Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 2000 Index is an unmanaged index of small capitalization common stocks. The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation.

Appendix A
Allianz Global Investors Fund Management LLC (“AGIFM”)
Proxy Voting Policy Summary
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Allianz Funds Multi-Strategy Trust which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Pacific Investment Management Company LLC (“PIMCO”)
Description of Proxy Voting Policy and Procedures
          PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)–6 under the Investment Advisers Act of 1940, as amended.
          PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
          The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
          PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
          Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

NFJ Investment Group (“NFJ”)
Description of Proxy Voting Policy and Procedures
          NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
          NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients.
          The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.
          In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
          To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

          Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.
Oppenheimer Capital LLC (“OpCap”)
Description of Proxy Voting Policy and Procedures
          OpCap typically votes proxies of the securities held in its client portfolios, unless the client has reserved voting authority for itself. To ensure that the proxies are voted in the best interests of its clients, OpCap has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. When voting proxies, OpCap’s primary objective is to make voting decisions solely in the best economic interests of its clients. OpCap will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
          OpCap has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect its general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, OpCap generally votes for proposals to declassify boards and to require majority votes in director elections. Some issues require a case-by-case analysis, such as mergers and corporate restructurings.
          OpCap has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider provides a variety of proxy-related services to assist in OpCap’s handling of proxy voting responsibilities.
          OpCap’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest. OpCap may have conflicts of interest that can affect how it votes its client’s proxies. For example, OpCap may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between OpCap and its clients and to resolve such issues, which may include reviewing the vote to confirm that the voting decision was not affected by the conflict.

          The Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and OpCap’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. The Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.
          In accordance with the Proxy Guidelines, OpCap may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, OpCap may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, OpCap may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, OpCap may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on its ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions, or (vii) shares subject to share blocking restrictions.
          Such proxies are voted on a best-efforts basis.
Nicholas-Applegate Capital Management LLC (“NACM”)
Description of Proxy Voting Policies
          NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.
          The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

          The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.
          In the case of a potential conflict of interest, NACM’s Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.
          NACM advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NACM will request that clients notify NACM in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NACM will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NACM will use reasonable efforts to request the client recall the loaned securities for voting if NACM has knowledge that the proxy involves a material event (as determined by NACM) effecting the loaned securities in time to recall and vote the loaned securities.
          The ability to timely recall shares for proxy voting purposes is not within the control of NACM and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

Appendix B
Procedures for Shareholders to Nominate Trustee Candidates
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the consideration of the Nominating Committee (the “Committee”).
1	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any

B-1

successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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PART C: Other Information

Item 23	Exhibits:

(a)(1)	Declaration of Trust — Previously filed with Post-Effective Amendment No. 3.

(a)(2)	Amendment to Declaration of Trust dated September 1, 1994 — Previously filed with Post Effective Amendment No. 3.

(a)(3)	Amendment to Declaration of Trust dated September 16, 1994 — Previously filed with Post-Effective Amendment No. 3.

(a)(4)	Amendment to Declaration of Trust dated April 22, 1996 — Previously filed with Post-Effective Amendment No. 2.

(a)(5)	Amendment to Declaration of Trust dated March 14, 2003 – Previously filed with Post-Effective Amendment No. 19.

(a)(6)	Amendment to Declaration of Trust dated May 1, 2005 – Previously filed with Post-Effective Amendment No. 24.

(a)(7)	Amendment of Declaration of Trust dated June 7, 2005 – Previously filed with Post-Effective Amendment No. 24.

(a)(8)	Amendment of Declaration of Trust dated November 20, 2007 – Previously filed with Post-Effective Amendment No. 26.

(a)(9)	Amended and Restated Agreement and Declaration of Trust dated April 24, 2009 – Previously filed with Post-Effective Amendment No. 28 on April 21, 2009.

(b)(1)	By-Laws of Registrant — Previously filed with Post-Effective Amendment No. 3.

(b)(2)	Amended and Restated By-Laws of Registrant dated April 24, 2009 – Previously filed with Post-Effective Amendment No. 28 on April 21, 2009.

(c)	Articles VI, VIII, IX and X of the Declaration of Trust and Article III of the Bylaws – Previously filed with Post Effective Amendment No. 10.

(d)(1)	Investment Advisory Agreement with OpCap Advisors. – Previously filed with Post-Effective Amendment No. 8.

(d)(2)	Amendment to Investment Advisory Agreement with OpCap Advisors LLC, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(3)	Portfolio Management Agreement with PIMCO Equity Advisors – Previously filed with Post-Effective Amendment No. 12.

(d)(4)	Novation of Portfolio Management Agreement with PIMCO Equity Advisors, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(5)	Portfolio Management Agreement with PIMCO – Previously filed with Post-Effective Amendment No. 12.

(d)(6)	Amendment to Portfolio Management Agreement with PIMCO, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(7)	Form of Portfolio Management Agreement with NFJ Investment Group L.P., dated April 1, 2003 – Previously filed with Post-Effective Amendment No. 21.

(d)(8)	Portfolio Management Agreement with Oppenheimer Capital LLC, dated February 8, 2005 – Previously filed with Post-Effective Amendment No. 23.

(d)(9)	Investment Advisory Agreement with Allianz Global Investors Fund Management LLC dated January 16, 2009 – Previously filed with Post-Effective Amendment No. 27 on February 20, 2009.

(d)(10)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Oppenheimer Capital LLC dated January 16, 2009 – Previously filed with Post-Effective Amendment No. 27 on February 20, 2009.

(d)(11)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC dated January 16, 2009 – Previously filed with Post-Effective Amendment No. 27 on February 20, 2009.

(d)(12)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC dated January 16, 2009 – Previously filed with Post-Effective Amendment No. 27 on February 20, 2009.

(d)(13)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC dated January 16, 2009 – Previously filed with Post-Effective Amendment No. 27 on February 20, 2009.

(e)(1)	Distribution Agreement with Allianz Global Investors Distributors LLC, dated June 7, 2005 – Previously filed with Post-Effective Amendment No. 24.

(e)(2)	Amended and Restated Distribution Agreement with Allianz Global Investors Distributions LLC - Filed herewith.

(f)	Retirement Plan for Non-Interested Trustees or Directors. – Previously filed with Post Effective Amendment No. 9.

(g)(1)	Custody Agreement – Previously filed with Post-Effective Amendment No. 3.

(g)(2)	Amendment to Custodian Contract, dated February 14, 2006 – Previously filed with Post-Effective Amendment No. 24.

(h)(1)	Participation Agreement for American Enterprise Life Insurance Company – Previously filed with Post-Effective Amendment No. 3.

(h)(2)	Amendment No. 1 to Participation Agreement for American Enterprise Life Insurance Company. – Previously filed with Post-Effective Amendment No. 8.

(h)(3)	Participation Agreement for Connecticut General Life Insurance Company and amendment dated August 30, 1996 – Previously filed with Post-Effective Amendment No. 3.

(h)(4)	Participation Agreement for IL Annuity and Insurance Company- Previously filed with Post-Effective Amendment No. 2.

(h)(5)	Participation Agreement for Connecticut General Life Insurance Company (Separate Account T3)-Previously filed with Post-Effective Amendment No. 2.

(h)(6)	Fund Participation Agreement for CIGNA Life Insurance Company dated September 5, 1996 — Previously filed with Post-Effective Amendment No. 3.

(h)(7)	Amendment to Fund Participation Agreement for Connecticut General Life Insurance Company dated April 23, 1997 — Previously filed with Post-Effective Amendment No. 5.

(h)(8)	Participation Agreement for Providentmutual Life dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 4.

(h)(9)	Participation Agreement for PRUCO Life Insurance Company of Arizona dated July 1, 1996 — Previously filed with Post-Effective Amendment No. 4.

(h)(10)	Participation Agreement for PRUCO Life Insurance Company of New Jersey dated January 1, 1997 — Previously filed with Post-Effective Amendment No. 4.

(h)(11)	Participation Agreement for Prudential Insurance Company of America – Previously filed with Post-Effective Amendment No. 4.

(h)(12)	Participation Agreement for MONY Life Insurance Company of America and The Mutual Life Insurance Company of New York dated as of September 16, 1994 - Previously filed with Post-Effective Amendment No. 7.

(h)(13)	Participation Agreement for ReliaStar Life Insurance Company dated August 8, 1997 — Previously filed with Post-Effective Amendment No. 7.

(h)(14)	Participation Agreement for ReliaStar Bankers Security Life Insurance Company dated August 8, 1997 — Previously filed with Post-Effective Amendment No. 7.

(h)(15)	Participation Agreement for Northern Life Insurance Company dated August 8, 1997 — Previously filed with Post-Effective Amendment No. 7.

(h)(16)	Participation Agreement for American Centurion Life Insurance Assurance Company – Previously filed with Post-Effective Amendment No. 7.

(h)(17)	Participation Agreement for Sun Life Assurance Company of Canada (U.S.) dated as of February 17, 1998 – Previously filed with Post-Effective Amendment No. 8.

(h)(18)	Participation Agreement for Transamerica Life Insurance Company of New York dated December 15, 1997 – Previously filed with Post- Effective Amendment No. 8.

(h)(19)	Participation Agreement for Transamerica Occidental Life Insurance Company dated December 15, 1997 – Previously filed with Post-Effective Amendment No. 8.

(h)(20)	Participation Agreement for Transamerica Life and Annuity Company dated December 15, 1997 – Previously filed with Post-Effective Amendment No. 8.

(h)(21)	Amendment No. 2 dated August 21, 1998 to Participation Agreement for American Enterprise Life Insurance Company, dated February 21, 1995. – Previously filed with Post Effective Amendment No. 9.

(h)(22)	Participation Agreement for Lincoln National Life Insurance, dated May 15, 1998 and amendment thereto dated October 7, 1998. – Previously filed with Post Effective Amendment No. 9.

(h)(23)	Participation Agreement for First Providian Life and Health Insurance Company, dated November 1, 1996. – Previously filed with Post Effective Amendment No. 9.

(h)(24)	Participation Agreement for Providian Life and Health Insurance Company, dated September 16, 1994. – Previously filed with Post Effective Amendment No. 9.

(h)(25)	Amendment dated September 1, 1998 to Participation Agreement of August 8, 1997 for ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Life Insurance Company). – Previously filed with Post Effective Amendment No. 9.

(h)(26)	Amendment dated October 14, 1998 to Participation Agreement dated September 17, 1997 for American Centurion Life Insurance Company. – Previously filed with Post Effective Amendment No. 9.

(h)(27)	Amendment dated December 1, 1998 to Participation Agreement of February 17, 1998 for Sun Life Assurance Company of Canada (U.S.). – Previously filed with Post Effective Amendment No. 9.

(h)(28)	Participation Agreement for Travelers Insurance Company dated May 1, 1998. – Previously filed with Post Effective Amendment No. 9.

(h)(29)	Amendment dated January 1, 1999 to Participation Agreement with Transamerica Occidental Life Insurance Company. – Previously filed with Post Effective Amendment No. 10.

(h)(30)	Amendment dated September 8, 1998 to Participation Agreement with Transamerica Life Insurance and Annuity Company. – Previously filed with Post Effective Amendment No. 10.

(h)(31)	Participation Agreement dated September 30, 1999 with Lincoln Benefit Life Company — Previously filed with Post Effective Amendment No. 11.

(h)(32)	Amendment dated May 1, 2000 to Participation Agreement with Lincoln Life & Annuity Company – Previously filed with Post Effective Amendment No. 13.

(h)(33)	Form of Participation Agreement with Great-West Life & Annuity Insurance Company – Previously filed with Post-Effective Amendment No. 17.

(h)(34)	Form of Participation Agreement with Allstate Life Insurance Company – Previously filed with Post-Effective Amendment No. 18.

(h)(35)	Form of Participation Agreement with Equitable Life Assurance Society of the United States – Previously filed with Post-Effective Amendment No. 19.

(h)(36)	Participation Agreement with Merrill Lynch Life Insurance Company – previously filed with Post-Effective Amendment No. 21.

(h)(37)	Participation Agreement with Merrill Lynch Life Insurance Company of New York – previously filed with Post-Effective Amendment No. 21.

(h)(38)	Participation Agreement with Midland National Life Insurance Company – Previously filed with Post-Effective Amendment No. 23.

(h)(39)	Novation of Participation Agreement with American Enterprise Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(40)	Novation of Participation Agreement with Connecticut General Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(41)	Novation of Participation Agreement with Indianapolis Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(42)	Novation of Participation Agreement with Nationwide Life Insurance Company of America (formerly, Provident Mutual Life Insurance Company) and Nationwide Life and Annuity Company of America (formerly, Provident Mutual Life and Annuity Company of America) – Previously filed with Post-Effective Amendment No. 24.

(h)(43)	Novation of Participation Agreement with PRUCO Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(44)	Novation of Participation Agreement with PRUCO Life Insurance Company of New Jersey – Previously filed with Post-Effective Amendment No. 24.

(h)(45)	Novation of Participation Agreement with Prudential Insurance Company of America – Previously filed with Post-Effective Amendment No. 24.

(h)(46)	Novation of Participation Agreement with MONY Life Insurance Company and MONY Life Insurance Company of America – Previously filed with Post-Effective Amendment No. 24.

(h)(47)	Novation of Participation Agreement with ReliaStar Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(48)	Novation of Participation Agreement with ReliaStar Life Insurance Company of New York (formerly, ReliaStar Bankers Security Life Insurance Company) - Previously filed with Post-Effective Amendment No. 24.

(h)(49)	Novation of Participation Agreement with American Centurion Life Assurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(50)	Novation of Participation Agreement with Sun Life Assurance Company of Canada (U.S.) – Previously filed with Post-Effective Amendment No. 24.

(h)(51)	Novation of Participation Agreement with Transamerica Financial Life Insurance Company (formerly, Transamerica Life Insurance Company of New York) – Previously filed with Post-Effective Amendment No. 24.

(h)(52)	Novation of Participation Agreement with Transamerica Occidental Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(53)	Novation of Participation Agreement with Transamerica Life Insurance and Annuity Company – Previously filed with Post-Effective Amendment No. 24.

(h)(54)	Novation of Participation Agreement with Lincoln National Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(55)	Novation of Participation Agreement with Lincoln Benefit Life Company– Previously filed with Post-Effective Amendment No. 24.

(h)(56)	Novation of Participation Agreement with Great-West Life & Annuity Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(57)	Novation of Participation Agreement with Allstate Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(58)	Novation of Participation Agreement with Merrill Lynch Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(59)	Novation of Participation Agreement with ML Life Insurance Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(60)	Novation of Participation Agreement with Midland National Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(61)	Novation of Participation Agreement with Lincoln Life & Annuity Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(62)	Novation of Participation Agreement with Allstate Life Insurance Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(63)	Transfer Agency Services Agreement between the Trust and PFPC Inc., dated April 3, 2006 – Previously filed with Post-Effective Amendment No. 24.

(h)(64)	Participation Agreement dated March 30, 2007 with Pacific Life and Annuity Company – Previously filed with Post-Effective Amendment No. 25.

(h)(65)	Participation Agreement dated March 30, 2007 with Pacific Life Insurance Company – Previously filed with Post-Effective Amendment No. 25.

(h)(66)	Amended and Restated Participation Agreement dated September 1, 2006 with American Centurion Life Assurance Company – Previously filed with Post-Effective Amendment No. 25.

(h)(67)	Amended and Restated Participation Agreement dated September 1, 2006 with American Enterprise Life Insurance Company – Previously filed with Post-Effective Amendment No. 25.

(h)(68)	Participation Agreement dated May 1, 2006 with Allianz Life Insurance Company of North America – Previously filed with Post-Effective Amendment No. 25.

(h)(69)	Participation Agreement dated May 1, 2006 with Allianz Life Insurance Company of New York – Previously filed with Post-Effective Amendment No. 25.

(h)(70)	Participation Agreement for ING Life Insurance & Annuity Co. – Previously filed with Post-Effective Amendment No. 26.

(h)(71)	Amendment dated December 17, 2008 to Participation Agreement dated December 23, 1999 with Allianz Global Investors Distributors LLC and AIG Annuity Insurance Company – Previously filed with Post-Effective Amendment No. 28 on April 21, 2009.

(h)(72)	Amendment dated January 16, 2009 to Participation Agreement dated September 1, 2006 with Allianz Global Investors Distributors LLC and Riversource Life Insurance Company – Previously filed with Post-Effective Amendment No. 28 on April 21, 2009.

(h)(73)	Amendment dated January 16, 2009 to Participation Agreement dated September 1, 2006 with Allianz Global Investors Distributors LLC and Riversource Life Insurance Co. of New York – Previously filed with Post-Effective Amendment No. 28 on April 21, 2009.

(h)(74)	Transfer Agency Services Agreement between the Trust and Boston Financial Data Services Inc., dated October 3, 2008 – Previously filed with Post-Effective Amendment No. 27 on February 20, 2009.

(h)(75)	Form of Amendment dated August 28, 2007 to Participation Agreement dated September 5, 1995 with Allianz Global Investors Distributors LLC and Indianapolis Life Insurance Company – Filed herewith.

(h)(76)	Form of Amendment 3 dated December 17, 2007 to Participation Agreement dated February 17, 1998, as amended, with Allianz Global Investors Distributors LLC and Sun Life Assurance Company of Canada (U.S.) – Filed herewith.

(h)(77)	Form of Amendment dated January 21, 2009 to Participation Agreement dated October 1, 1994 with Allianz Global Investors Distributors LLC and Connecticut General Life Insurance Company – Filed herewith.

(h)(78)	Form of Amendment dated February 6, 2009 to Participation Agreement dated May 1, 2006 with Allianz Global Investors Distributors LLC and Allianz Life Insurance Company of New York – Filed herewith.

(h)(79)	Form of Second Amendment to Participation Agreement dated May 1, 2006, as amended, with Allianz Global Investors Distributors LLC and Allianz Life Insurance Company of New York – Filed herewith.

(h)(80)	Form of Amendment dated February 6, 2009 to Participation Agreement dated May 1, 2006 with Allianz Global Investors Distributors LLC and Allianz Life Insurance Company of North America – Filed herewith.

(h)(81)	Amendment dated March 24, 2009 to Participation Agreement dated September 16, 1994 with Allianz Global Investor Distributors LLC and MONY Life Insurance Company of America – Filed herewith.

(h)(82)	Form of Amendment dated March 24, 2009 to Participation Agreement dated January 1, 2005 with Allianz Global Investors Distributors LLC and Midland National Life Insurance Company – Filed herewith.

(h)(83)	Form of Amendment dated March 24, 2009 to Participation Agreement dated May 15, 1998 with Allianz Global Investors Distributors LLC and The Lincoln National Life Insurance Company – Filed herewith.

(h)(84)	Form of Amendment dated March 24, 2009 to Participation Agreement dated September 15, 1998 with Allianz Global Investors Distributors LLC and Lincoln Life & Annuity Company of New York – Filed herewith.

(h)(85)	Form of Amendment dated May 1, 2009 to Participation Agreement dated December 18, 1997 with Allianz Global Investors Distributors LLC and Transamerica Life Insurance Company – Filed herewith.

(h)(86)	Form of Amendment dated May 1, 2009 to Participation Agreement dated December 15, 1997 with Allianz Global Investors Distributors LLC and Transamerica Financial Life Insurance Company – Filed herewith.

(h)(87)	Form of Amendment dated July 24, 2009 to Participation Agreement dated May 1, 2004 with Allianz Global Investors Distributors LLC and ML Life Insurance Company of New York – Filed herewith.

(h)(88)	Form of Amendment dated July 24, 2009 to Participation Agreement dated May 1, 2004 with Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company of New York – Filed herewith.

(h)(89)	Form of Interpretation Agreement between the Registrant and Allianz Global Investors Fund Management LLC, to be acknowledged and agreed to by the sole initial Class II shareholder – Filed herewith.

(i)	Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable – Previously filed with Post-Effective Amendment No. 3.

(j)(1)	Consent of Independent Auditors – Filed herewith.

(j)(2)	Powers of Attorney for Brian S. Shlissel, Paul Belica, Robert E. Connor, Hans W. Kertess, John C. Maney and William B. Ogden IV – Previously filed with Post-Effective Amendment No. 27 on February 20, 2009.

(j)(3)	Power of Attorney for Lawrence G. Altadonna – Previously filed with Post-Effective Amendment No. 28 on April 21, 2009.

(k)	Not Applicable.

(l)	Agreement relating to initial capital – Previously filed with Post-Effective Amendment No. 3.

(m)	Rule 12b-1 Distribution and Servicing Plan for Class II shares – Filed herewith.

(n)	Rule 18f-3 Multi-Class Plan of Registrant – Filed herewith.

(o)	Reserved.

(p)(1)	Premier VIT — Code of Ethics – Previously filed with Post-Effective Amendment No. 24.

(p)(2)	Code of Ethics – Allianz Global Investors of America L.P. and its affiliated subsidiaries including OpCap Advisors LLC, Oppenheimer Capital LLC and NFJ Investment Group L.P., previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Fixed Income SHares (Reg. No. 33-92415) on February 28, 2008, and incorporated herein by reference.

(p)(3)	Pacific Investment Management Company Revised Code of Ethics – Previously filed with Post-Effective Amendment No. 23.

(p)(4)	Code of Ethics – Allianz Global Investors Distributors LLC (formerly known as PIMCO Advisors Distributors LLC), previously filed with Post- Effective Amendment No. 98 to the Registration Statement of PIMCO Funds (Reg. No. 33-12113) on March 16, 2005, and incorporated herein by reference.

(p)(5)	Code of Ethics – Allianz Global Investors of America L.P., Allianz Global Investors Distributors LLC, Allianz Global Investors Fund

Management LLC, NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC dated February 2, 2009 – Previously filed with Post-Effective Amendment No. 27 on February 20, 2009.

Item 24.	Persons Controlled by or Under Common Control with Registrant
No person is presently controlled by or under common control with the Registrant.

Item 25.	Indemnification
Pursuant to Article V, Sec. 5.3 of the Registrant’s Declaration of Trust, the Trustees shall provide for indemnification by the Trust of any present or former trustee, officer or agent in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being, or having been, a trustee, officer or agent of the Trust. The Trust By-Laws provide that, in other than derivative or shareholder suits, trustees, officers and/or agents will be indemnified against expenses of actions or omissions if the actions or omissions complained of were in good faith and reasonably believed to be in and not opposed to the best interests of the Trust, or, if a criminal action, the accused had no cause to believe his conduct was unlawful.
In derivative and shareholder actions, such trustee, officer and/or agent shall be indemnified against expenses except where liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940. Either Trustees not a party to the action, shareholders or independent legal counsel by written opinion may, in appropriate circumstances, decide questions of indemnification under the By-Laws.
The Trust may purchase insurance insuring its officers and trustees against certain liabilities in their capacity as such, and insuring the Trust against any payments which it is obligated to make to such persons under any foregoing indemnification provisions.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser
Unless otherwise stated, the principal business address of each organization listed is 1345 Avenue of the Americas, New York, NY 10105.
Allianz Global Investors Fund Management LLC

Name	Position with Adviser	Other Affiliations
E. Blake Moore, Jr.	Chairman — Management Board and Chief Executive Officer	Chief Executive Officer of Allianz Global Investors Solutions LLC and Management Board of OpCap Advisors LLC.

Udo Frank	Management Board	Managing Director, Chief Executive Officer, Chairman of the Board, Executive Committee and Board Manager of RCM Capital Management LLC; Managing Director, Chairman of the Board, Chief Executive Officer, Executive Committee and Member — Board of Managers of RCM U.S. Holdings LLC.

Barbara Claussen	Management Board	Member-Management Board, Managing Director, Chief Operating Officer and Executive Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Management Partners LLC.

Marna C. Whittington	Management Board	Managing Director, Chief Executive Officer, Executive Committee of Nicholas-Applegate Capital Management LLC; Managing Director and Chief Executive Officer of Nicholas-Applegate Securities LLC; Member-Management Board, Managing Director and CEO of AGI Management Partners LLC.

John C. Maney	Management Board	Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., and Allianz-PacLife Partners LLC; Member, Board of Directors and

Name	Position with Adviser	Other Affiliations
Managing Director of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Director and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Management Board of Nicholas-Applegate Holdings LLC, Allianz Global Investors Management Partners LLC and OpCap Advisors LLC; Board of Directors and Chief Operating Officer of Oppenheimer Group, Inc. and Allianz Global Investors of America Holdings Inc.; Compensation Committee of NFJ Investment Group LLC; Executive Vice President of PIMCO Japan Ltd. Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; Director, President and Chief Operating Officer of PFP Holdings, Inc.

Michael J. Puntoriero	Chief Financial Officer	Chief Financial Officer of Allianz Global Investors of America Holdings Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors U.S. Holding II LLC; Allianz Global Investors Hedge Fund Partners Holding L.P., NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Australia Pty Ltd., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Japan Ltd., StocksPLUS Management Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz

Name	Position with Adviser	Other Affiliations
Global Investors of America L.P., Allianz Global Investors Management Partners LLC, Allianz Global Investors U.S. Retail LLC, Allianz-PacLife Partners LLC, Allianz Global Investors NY Holdings LLC; Director and Chief Financial Officer of PIMCO Global Advisors (Resources) Limited. Managing Director of Allianz Global Investors Distributors LLC.

Brian S. Shlissel	Executive Vice President	Executive Vice President of OpCap Advisors LLC.

Larry G. Altadonna	Senior Vice President	Senior Vice President of OpCap Advisors LLC.

Thomas J. Fuccillo	Executive Vice President, Chief Legal Officer and Secretary	Executive Vice President of Allianz Global Investors of America L.P.

Vinh T. Nguyen	Senior Vice President and Treasurer	Senior Vice President and Treasurer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Management Partners LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Retail LLC, Allianz Global Investors U.S. Holding LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC, NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Global Advisors LLC, and PIMCO Global Advisors (Resources) Limited; Vice President and Controller of PIMCO Australia Pty Ltd, PIMCO Europe Limited, and PIMCO Japan Ltd.; and Treasurer of Allianz Global Investors U.S. Holding II LLC.

Colleen Martin	Senior Vice President and Controller	Senior Vice President and Controller of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P.,

Name	Position with Adviser	Other Affiliations
Allianz Global Investors of America Holdings Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Management Partners LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors U.S. Retail LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC, NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Group Inc., PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Global Advisers LLC, PIMCO Global Advisors (Resources) Limited; and Stocks Plus Management Inc.; Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller of Allianz Global Investors Distributors LLC; and Chief Financial Officer and Financial Operations Controller of Nicholas-Applegate Securities LLC; and Controller of Allianz Global Investors U.S. Holding II LLC.

Albert A. Pisano	Senior Vice President and Chief Compliance Officer	Senior Vice President of Allianz Global Investors of America L.P.

Kellie E. Davidson	Assistant Secretary	Assistant Secretary of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding II LLC, Allianz Global Investors U.S. Retail LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC, NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Global Advisors

Name	Position with Adviser	Other Affiliations
LLC, and PIMCO Global Advisors (Resources) Limited; and Secretary of Allianz Global Investors Management Partners LLC.

Richard J. Lavery	Vice President	Vice President of OpCap Advisors LLC.

Orhan Dzemaili	Vice President	None.

Lydia Lawrence	Assistant Vice President	None.

Manuel Madero	Assistant Vice President	Assistant Vice President of OpCap Advisors LLC.

Pamela M. Wooster	Senior Vice President	None.

Richard Cochran	Vice President	None.

Sophie Wang	Vice President

Scott Whisten	Vice President	None.

Daisy S. Ramraj-Singh	Assistant Vice President	None.
The information relating to Oppenheimer Capital LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.
The information relating to NFJ Investment Group LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.
The information relating to Nicholas-Applegate Capital Management LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.
The information relating to Pacific Investment Management Company LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

Item 27.	Principal Underwriter
(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of shares for the Registrant.

(b)	Set forth below is certain information pertaining to the partners and officers of the Distributors, Registrant’s Principal Underwriter.

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Brian Gaffney	Managing Director and Chief Executive Officer	None
Andrew J. Meyers	Managing Director and Chief Operating Officer	None
Erik Aarts	Managing Director	None
Malcolm F. Bishopp	Managing Director	None
Phil Neugebauer	Managing Director	None
Michael J. Puntoriero	Managing Director	None
John Carroll	Managing Director	None
William V. Healey	Executive Vice President, Chief Legal Officer and Secretary	None

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Christoph Hofmann	Executive Vice President	None
Kristina S. Hooper	Executive Vice President	None
David B. Jobson	Executive Vice President	None
Steven B. Plump	Executive Vice President	None
Joseph S. Quirk	Executive Vice President	None
Robert J. Rokose	Managing Director	None
Jay S. Rosoff	Managing Director	None
Mary Catherine Smith	Executive Vice President	None
Mark G. Thomas	Executive Vice President	None
William H. Thomas, Jr.	Managing Director	None
Keith C. Wagner	Managing Director	None
Andrew J. Wilmot	Managing Director	None
Colleen Martin	Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller	None
Richard Kirk	Senior Vice President, Associate General Counsel	None
Vinh T. Nguyen	Senior Vice President and Treasurer	None
Colin C. Aymond	Senior Vice President	None
Clark H. Biggers	Senior Vice President	None
Michael E. Brannan	Senior Vice President	None
Matthew Brown	Senior Vice President	None
Fred Bruce	Senior Vice President	None
Bryce B. Bulman	Senior Vice President	None
Martin J. Burke	Senior Vice President	None
Richard E. Callinan	Senior Vice President	None
Christopher A. Casenhiser	Senior Vice President	None
Ira W. Cox	Senior Vice President	None
Stephen J. Dane	Senior Vice President	None
Paul DeNicolo	Senior Vice President	None
Neil I. Dewar	Senior Vice President	None
Eric D. Downing	Senior Vice President	None
Jonathan P. Fessel	Senior Vice President	None
Michael J. Gallagher	Senior Vice President	None
Joe Gengo	Senior Vice President	None
Michaela A. Gibbons	Senior Vice President	None
Ronald H. Gray	Senior Vice President	None
Dan Hally	Senior Vice President	None
Ned Hammond	Senior Vice President	None
Jonathan C. Hart	Senior Vice President	None
Timothy J. Higgins	Senior Vice President	None
Chris Horan	Senior Vice President	None
John Hussey	Senior Vice President	None
Jefferey G. Klepacki	Senior Vice President	None
Michael J. Knauss	Senior Vice President	None
Matthew T. Kobata	Senior Vice President	None
Leslie S. Kravetzky	Senior Vice President	None
Stephen Laut	Senior Vice President	None
Robert J. Lewis	Senior Vice President	None
William E. Lynch	Senior Vice President	None
James F. Lyons	Senior Vice President	None

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Andy Maloney	Senior Vice President	None
Ann H. McAdams	Senior Vice President	None
Peter J. McCarthy	Senior Vice President	None
Joseph T. McMenamin	Senior Vice President	None
Wayne Meyer	Senior Vice President	None
Fiora Moyer	Senior Vice President	None
George Murphy	Senior Vice President	None
Gregory J. Murphy	Senior Vice President	None
Kerry A. Murphy	Senior Vice President	None
Paul R. Nickodemus	Senior Vice President	None
Ryne A. Nishimi	Senior Vice President	None
Brooke Leahy O’Connor	Senior Vice President	None
Kelly Orr	Senior Vice President	None
Joffrey Pearlman	Senior Vice President	None
Ralph A. Peluso	Senior Vice President	None
Glynne Pisapia	Senior Vice President	None
Jennifer Quigley	Senior Vice President	None
Joni H. Rheingold	Senior Vice President	None
Scott Rose	Senior Vice President	None
Stephen M. Rudman	Senior Vice President	None
Thomas H. Scanlan	Senior Vice President	None
Kevin M. Shanley	Senior Vice President	None
Frank E. Siemon Jr.	Senior Vice President	None
Christopher T. Simutis	Senior Vice President	None
Peter L. Slattery	Senior Vice President	None
Ernesto Small	Senior Vice President	None
Eugene Smith	Senior Vice President	None
Robert Marty Smith	Senior Vice President	None
Cathleen M. Stahl	Senior Vice President	None
Linda M. Sorensen	Senior Vice President	None
Ruth Straughn	Senior Vice President	None
Fred Teceno	Senior Vice President	None
Kathleen C. Thompson	Senior Vice President	None
Barrie L. Tiedemann Jr.	Senior Vice President	None
William T. Toner	Senior Vice President	None
Richard Triolo	Senior Vice President	None
Brenda C. Warkow	Senior Vice President	None
Steve J. Welker	Senior Vice President	None
Scott Whitehouse	Senior Vice President	None
Nick Willett	Senior Vice President	None
Neal Zamore	Senior Vice President	None
Glen Zimmerman	Senior Vice President	None
Isabella Albanese	Vice President	None
Michael L. Anders	Vice President	None
Jill L. Aronovitz	Vice President	None
David Bechor	Vice President	None
Wendy Berge	Vice President	None
Jennifer A. Brenes	Vice President	None
Deborah Brennan	Vice President	None
John T. Cardillo	Vice President	None
Catherine M. Carroll	Vice President	None
Inderjit S. Chhatwal	Vice President	None

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Alice W. Chung	Vice President	None
Kevin W. Clark	Vice President	None
Cindy Columbo	Vice President	None
Rosemary T. Conlon	Vice President	None
Lesley Cotton	Vice President	None
Kerry M. DeBlasio	Vice President	None
Lucianne DeCicco	Vice President	None
Chaya S. Dertsch	Vice President	None
Sean W. Dieterle	Vice President	None
Marc R. Dietrich	Vice President	None
Martha Douvogiannis	Vice President	None
Joseph F. Eleccion	Vice President	None
Michelle N. Ellis	Vice President	None
James C. Farrell	Vice President	None
Christopher D. Francis	Vice President	None
Megan L. Frank	Vice President	None
David G. Frederick	Vice President	None
Linda Galsim	Vice President	None
Patrice Georgiou	Vice President	None
John A. Harrington	Vice President	None
Seon L. Harry	Vice President	None
James T. Hartnett	Vice President	None
Steve Howell	Vice President	None
Renee W. Hui	Vice President	None
Eileen Ip	Vice President	None
Teresa Jettelson	Vice President	None
Dustin Kanode	Vice President	None
Rose Kervabon	Vice President	None
Patricia Klawitter	Vice President	None
Bryan Knaus	Vice President	None
Matthew A. Koth	Vice President	None
Troy C. Maag	Vice President	None
James D. Maccy	Vice President	None
John Maher	Vice President	None
Sean P. Maher	Vice President	None
Gabriel Matos	Vice President	None
Kimberly McGeever	Vice President	None
Joseph P. Minnix	Vice President	None
William A. Misata	Vice President	None
John F. Moxon	Vice President	None
Jeffrey P. Nizzardo	Vice President	None
Debra C. Ohstrom	Vice President	None
Greg H. Poplarski	Vice President	None
Shivaun Prendergast	Vice President	None
Peter M. Prinstein	Vice President	None
Julie Rial	Vice President	None
Frank J. Riccio	Vice President	None
Francis N. Ridolfo	Vice President	None
John Rotondi	Vice President and Chief Compliance Officer	None
Timothy Schival	Vice President	None
Jeffrey Smith	Vice President	None

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Vadim V. Stepanov	Vice President	None
John J. Stergiou	Vice President	None
Steven R. Storlie	Vice President	None
Raad Taha	Vice President	None
Austin A. Weichbrodt	Vice President	None
Kevin D. Willbrand	Vice President	None
Justin R. Wingate	Vice President	None
Jeremy M. Wolf	Vice President	None
Kellie E. Davidson	Assistant Secretary	None

+	Principal business address for all individuals listed is 1345 Avenue of the Americas, New York, NY 10105 or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

(c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.	Location of Required Records — Rule 31a-1

(Except those maintained by Custodian and Transfer Agent) Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, NY 10105

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

NOTICE
     A copy of the Agreement and Declaration of Premier VIT (the “Trust”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all the requirements for effectiveness of this Post-Effective Amendment No. 30 (the “Amendment”) to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused the Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 2nd day of October, 2009.

PREMIER VIT

By:	/s/ Brian S. Shlissel
Name:	Brian S. Shlissel
Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brian S. Shlissel	President, Chief Executive Officer	October 2, 2009
Brian S. Shlissel

/s/ Lawrence G. Altadonna*	Treasurer & Principal Financial and Accounting	October 2, 2009
Lawrence G. Altadonna	Officer

/s/ Paul Belica*	Trustee	October 2, 2009
Paul Belica

/s/ Robert E. Connor*	Trustee	October 2, 2009
Robert E. Connor

/s/ Hans W. Kertess*	Trustee	October 2, 2009
Hans W. Kertess

/s/ John C. Maney*	Trustee	October 2, 2009
John C. Maney

/s/ William B. Ogden, IV*	Trustee	October 2, 2009
William B. Ogden, IV
Trustee

R. Peter Sullivan, III

*By:	/s/ Brian S. Shlissel
Brian S. Shlissel
As Attorney-in-Fact
October 2, 2009

PREMIER VIT
Index to Exhibits

Exhibit (e)(2)	Amended and Restated Distribution Agreement with Allianz Global Investors Distributors LLC

Exhibit (h)(75)	Form of Amendment to Participation Agreement with Indianapolis Life Insurance Company

Exhibit (h)(76)	Form of Amendment 3 to Participation Agreement with Sun Life Assurance Company of Canada (U.S.)

Exhibit (h)(77)	Form of Amendment to Participation Agreement with Connecticut General Life Insurance Company

Exhibit (h)(78)	Form of Amendment to Participation Agreement with Allianz Life Insurance Company of New York

Exhibit (h)(79)	Form of Second Amendment to Participation Agreement with Allianz Life Insurance Company of New York

Exhibit (h)(80)	Form of Amendment to Participation Agreement with Allianz Life Insurance Company of North America

Exhibit (h)(81)	Amendment to Participation Agreement with MONY Life Insurance Company of America

Exhibit (h)(82)	Form of Amendment to Participation Agreement with Midland National Life Insurance Company

Exhibit (h)(83)	Form of Amendment to Participation Agreement with The Lincoln National Life Insurance Company

Exhibit (h)(84)	Form of Amendment to Participation Agreement with Lincoln Life & Annuity Company of New York

Exhibit (h)(85)	Form of Amendment to Participation Agreement with Transamerica Life Insurance Company

Exhibit (h)(86)	Form of Amendment to Participation Agreement with Transamerica Financial Life Insurance Company

Exhibit (h)(87)	Form of Amendment to Participation Agreement with ML Life Insurance Company of New York

Exhibit (h)(88)	Form of Amendment to Participation Agreement with Merrill Lynch Life Insurance Company of New York

Exhibit (h)(89)	Form of Interpretation Agreement with Allianz Global Investors Fund Management LLC, to be Acknowledged and
Agreed to by Sole Initial Class II Shareholder

Exhibit (j)(1)	Consent of Independent Auditors

Exhibit (m)	Rule 12b-1 Distribution and Servicing Plan for Class II shares

Exhibit (n)	Rule 18f-3 Multi-Class Plan of Registrant